UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------

                      FRANKLIN CALIFORNIA TAX-FREE TRUST
                      ----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
         (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  06/30
                          -----

Date of reporting period: 12/31/06
                          --------

        ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                  Franklin California Insured
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Intermediate-Term
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Limited-Term
                                                  Tax-Free Income Fund

                                                  Franklin California
                                                  Tax-Exempt Money Fund

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER              TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
              FRANKLIN                                 THIS DOCUMENT
      CALIFORNIA TAX-FREE TRUST                        FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Semiannual Report

State Update and Municipal Bond Market Overview

During the six months under review, California's large and diverse economy continued to expand, powered by a wide variety of industries including trade, transportation, professional services, technology, education, health services and manufacturing. Private sector employment and personal incomes increased in most sectors, although construction lost jobs as residential home-building stagnated and the real estate market entered a downturn. As of December 2006, the state's 4.8% unemployment rate, while slightly above the 4.5% national average, represented a 30-year low. 1 California is projected to add three million jobs, five million residents and two million households by 2015. 2 The demographic composition of the state's workforce is slated to change dramatically, with immigrants and their offspring accounting for much of the new workers over the next 20 years.

The state ended fiscal year 2006 with a positive general fund balance position. Despite a soft housing market, which could indicate weakness in what appears to be an overall healthy economy, the fiscal year 2007 budget proposal was further revised, largely in response to strong growth in personal income tax receipts -- a trend that is expected to continue. The legislative approval process for the new budget was relatively smooth as there were no significant budget cuts, tax increases or deficit borrowing. In addition, the proposed budget included a hefty spending increase for its Proposition 98 education programs that guarantees scaled minimum funding for K-12 schools. However, California has a history of uneven financial operations. The state's structural deficit, amounting to about $3 billion for fiscal year 2007, remained a significant challenge. 3

1.    Source: Bureau of Labor Statistics.

2.    Source: Center for Continuing Study of the California Economy, 11/14/06.

3. Source: Standard & Poor's, "Research: Summary: California; General Obligation," RATINGSDIRECT, 11/22/06.


                                                           Semiannual Report | 7

Overall debt levels rose rapidly, nearly doubling in the past four years to $1,505 per capita, but are expected to remain manageable despite the state's accelerating issuance of general obligation (GO) bonds. 3 Independent credit rating agency Standard & Poor's assigned California's GO bonds an A+ rating with a stable outlook. 4 The outlook reflected the state's economic improvement and solid near-term fund balances. The rating remained low compared to those of other states due to narrow reserves, heavy reliance on tax revenues from volatile sources, and the state's ongoing fiscal challenges, the most immediate of which is a stubborn structural budget gap despite several years of prosperous economic conditions.

For the six-month period ended December 31, 2006, municipal bonds outperformed U.S. Treasury bonds despite moderate inflation expectations, mixed economic releases, volatile oil prices, concerns about the dollar, and geopolitical instability. The Lehman Brothers Municipal Bond Index returned +4.55%, while the Lehman Brothers U.S. Treasury Index returned +4.43%. 5

Since June 30, the Federal Reserve Board (Fed) left the federal funds target rate unchanged at 5.25%, citing moderate economic growth, a cooling housing market, and the lagging effect of prior tightening. The Fed stated that some inflation risk may remain and the extent and timing of any additional interest rate hikes will depend upon incoming data on inflation and economic growth.

With the economic and inflation outlook moderating, long-term interest rates trended lower during the reporting period. The municipal yield curve (the spread between short- and long-term interest rates) continued to flatten but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield declined 21 basis points (100 basis points equal one percentage point), the 10-year yield decreased 40 basis points and the 30-year yield fell 56 basis points during the period. 6 Consequently, long-maturity municipal bonds continued to perform comparatively well.

4.    This does not indicate Standard & Poor's rating of the Fund.

5. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

6.    Source: Thomson Financial.


8 | Semiannual Report

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers previously had been refunding higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result of generally higher interest rates in 2006, refunding activity declined substantially. Demand for municipal bonds remained strong over the first half of the Fund's fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. This broad base of buyers and tight bond supply supported the municipal bond market.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUNDS. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 9

Franklin California Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes. 1,2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's semiannual report for the period ended December 31, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.43 on June 30, 2006, to $12.71 on December 31, 2006. The Fund's Class A shares paid dividends totaling 26.92 cents per share for the same period. 3 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07%, based on an annualization of the 4.50 cent per share current dividend and the maximum offering price of $13.27 on December 31, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.90% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin California Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                          ------------------------------------------------------
MONTH                        CLASS A              CLASS B          CLASS C
--------------------------------------------------------------------------------
July                       4.56 cents           4.00 cents        3.99 cents
--------------------------------------------------------------------------------
August                     4.56 cents           4.00 cents        3.99 cents
--------------------------------------------------------------------------------
September                  4.56 cents           3.99 cents        3.98 cents
--------------------------------------------------------------------------------
October                    4.56 cents           3.99 cents        3.98 cents
--------------------------------------------------------------------------------
November                   4.56 cents           3.99 cents        3.98 cents
--------------------------------------------------------------------------------
December                   4.50 cents           3.91 cents        3.91 cents
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         20.4%
--------------------------------------------------------------------------------
Prerefunded                                                                18.0%
--------------------------------------------------------------------------------
Utilities                                                                  12.7%
--------------------------------------------------------------------------------
Transportation                                                             12.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.6%
--------------------------------------------------------------------------------
Higher Education                                                            7.2%
--------------------------------------------------------------------------------
Other Revenue                                                               3.8%
--------------------------------------------------------------------------------
Housing                                                                     0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 11

Performance Summary as of 12/31/06

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCIX)                                     CHANGE        12/31/06    6/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.28          $12.71     $12.43
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                              $0.2692
---------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FRCBX)                                     CHANGE        12/31/06    6/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.28          $12.77     $12.49
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                              $0.2354
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCAX)                                     CHANGE        12/31/06    6/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.28          $12.83     $12.55
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                              $0.2349
---------------------------------------------------------------------------------------------


12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------
CLASS A                                             6-MONTH              1-YEAR     5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.45%              +4.60%    +29.46%         +69.37%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +0.02%              +0.17%     +4.40%          +5.67%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                          4.07%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                       6.90%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                                  3.22%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                                   5.46%
----------------------------------------------------------------------------------------------------------------
CLASS B                                             6-MONTH              1-YEAR     5-YEAR    INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.15%              +4.01%    +25.93%         +48.43%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +0.15%              +0.01%     +4.39%          +5.88%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                          3.67%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                       6.23%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                                  2.82%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                                   4.78%
----------------------------------------------------------------------------------------------------------------
CLASS C                                             6-MONTH              1-YEAR     5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.13%              +3.99%    +25.98%         +60.38%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +3.13%              +2.99%     +4.73%          +4.84%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                          3.66%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                       6.21%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                                  2.83%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                                   4.80%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 12/31/06.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/06.


14 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 7/1/06         VALUE 12/31/06    PERIOD* 7/1/06-12/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000               $1,044.50               $3.09
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000               $1,022.18               $3.06
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000               $1,041.50               $5.87
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000               $1,019.46               $5.80
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000               $1,041.30               $5.92
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000               $1,019.41               $5.85
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.60%; B: 1.14%; and C: 1.15%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin California Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
12/31/06

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               55.9%
--------------------------------------------------------------------------------
AA                                                                 9.1%
--------------------------------------------------------------------------------
A                                                                 16.1%
--------------------------------------------------------------------------------
BBB                                                                6.0%
--------------------------------------------------------------------------------
Below Investment Grade                                             0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  12.3%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S       FITCH       INTERNAL
AAA or Aaa                   1.6%         --            0.4%
A                            0.4%         --            3.3%
BBB or Baa                   1.5%        0.2%           4.9%
------------------------------------------------------------
Total                        3.5%        0.2%           8.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                                          Semiannual Report | 17

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin California Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A           CLASS C
--------------------------------------------------------------------------------
July                                                3.57 cents       3.04 cents
--------------------------------------------------------------------------------
August                                              3.57 cents       3.04 cents
--------------------------------------------------------------------------------
September                                           3.67 cents       3.20 cents
--------------------------------------------------------------------------------
October                                             3.67 cents       3.20 cents
--------------------------------------------------------------------------------
November                                            3.67 cents       3.20 cents
--------------------------------------------------------------------------------
December                                            3.67 cents       3.19 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.30 on June 30, 2006, to $11.52 on December 31, 2006. The Fund's Class A shares paid dividends totaling 21.57 cents per share for the same period. 2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.74%, based on an annualization of the 3.67 cent per share current dividend and the maximum offering price of $11.79 on December 31, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.34% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distributions.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


18 | Semiannual Report

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         23.8%
--------------------------------------------------------------------------------
Tax-Supported                                                              18.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     14.6%
--------------------------------------------------------------------------------
Prerefunded                                                                10.1%
--------------------------------------------------------------------------------
Utilities                                                                   9.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.6%
--------------------------------------------------------------------------------
Transportation                                                              6.1%
--------------------------------------------------------------------------------
Higher Education                                                            3.8%
--------------------------------------------------------------------------------
Housing                                                                     3.2%
--------------------------------------------------------------------------------
Other Revenue                                                               2.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 19

Performance Summary as of 12/31/06

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCIX)                              CHANGE          12/31/06          6/30/06
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.22            $11.52           $11.30
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
----------------------------------------------------------------------------------------------
Dividend Income                     $0.2157
----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCCIX)                              CHANGE          12/31/06          6/30/06
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.23            $11.55           $11.32
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
----------------------------------------------------------------------------------------------
Dividend Income                     $0.1867
----------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------
CLASS A 1                                   6-MONTH           1-YEAR       5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +3.87%           +3.88%      +23.94%         +61.64%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +1.54%           +1.59%       +3.91%          +4.68%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.74%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.34%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        3.14%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.33%
-------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH           1-YEAR      3-YEAR     INCEPTION (7/1/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +3.70%           +3.42%      +8.96%         +10.01%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +2.70%           +2.42%      +2.90%         +2.76%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.31%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             5.61%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        2.66%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         4.51%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 12/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/06.


                                                          Semiannual Report | 21

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 7/1/06        VALUE 12/31/06    PERIOD* 7/1/06-12/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,038.70               $3.39
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,021.88               $3.36
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                           $1,000              $1,037.00               $6.06
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000              $1,019.26               $6.01
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 23

Franklin California Limited-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         23.1%
--------------------------------------------------------------------------------
Utilities                                                                  21.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              12.8%
--------------------------------------------------------------------------------
Other Revenue                                                               9.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.1%
--------------------------------------------------------------------------------
Higher Education                                                            6.6%
--------------------------------------------------------------------------------
Transportation                                                              3.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                      54.9%
AA                                        6.9%
A                                        26.2%
Below Investment Grade                   10.7%
Not Rated by S&P                          1.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S
AAA or Aaa                          1.3%
---------------------------------------
Total                               1.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


24 | Semiannual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.80 on June 30, 2006, to $9.86 on December 31, 2006. The Fund's Class A shares paid dividends totaling 13.54 cents per share for the same period. 2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.74%. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 4.65% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin California Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
July                                                                 2.18 cents
--------------------------------------------------------------------------------
August                                                               2.30 cents
--------------------------------------------------------------------------------
September                                                            2.30 cents
--------------------------------------------------------------------------------
October                                                              2.30 cents
--------------------------------------------------------------------------------
November                                                             2.30 cents
--------------------------------------------------------------------------------
December                                                             2.30 cents
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 25

Performance Summary as of 12/31/06

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FCALX)                               CHANGE       12/31/06           6/30/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.06          $9.86             $9.80
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/06-12/31/06)
---------------------------------------------------------------------------------------------
Dividend Income                       $0.1354
---------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH           1-YEAR    3-YEAR   INCEPTION (9/2/03)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +2.00%            +2.55%   +3.96%         +4.73%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3               -0.34%            +0.21%   +0.54%         +0.71%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                               2.74%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5            4.65%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       2.90%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                        4.92%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


26 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST
RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have agreed in advance to waive a portion of their management fees. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.20%. The manager and administrator may end this arrangement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the 2.30 cent per share current monthly dividend and the maximum offering price of $10.09 per share on 12/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/06.


                                                          Semiannual Report | 27

Your Fund's Expenses

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                              VALUE 7/1/06      VALUE 12/31/06    PERIOD* 7/1/06-12/31/06
----------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000            $1,020.00               $2.55
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000            $1,022.68               $2.55
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 29

Franklin California Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity. 1 The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in California. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

This semiannual report for Franklin California Tax-Exempt Money Fund covers the period ended December 31, 2006.

PERFORMANCE OVERVIEW

With stable short-term interest rates, money market portfolio yields moved little during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield declined from 3.20% at the beginning of the period to 3.13% on December 31, 2006.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


30 | Semiannual Report

MANAGER'S DISCUSSION

During the reporting period, the Federal Reserve Board (Fed) left the federal funds target rate unchanged. As a result, the short-term municipal bond market experienced healthy demand for short-term fixed rate securities. The Fed's decision gave investors confidence that the value of their fixed coupon payments would not be eroded by rising inflation in the near term.

The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which comprises a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 3.56% for the period under review. 2

The Fund participated and reinvested in several issues during the period under review including Inland Empire Utilities Agency tax-exempt commercial paper program, Riverside County tax-exempt commercial paper program, and California State Economic Recovery variable rate demand notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

PERFORMANCE SUMMARY
Franklin California Tax-Exempt Money Fund
Symbol: FCLXX
12/31/06

--------------------------------------------------------------------------------
Seven-day effective yield 1                                                3.13%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 3.08%
--------------------------------------------------------------------------------
Taxable equivalent yield 2                                                 5.22%
--------------------------------------------------------------------------------

1.    Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 12/28/06 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 12/31/06. The Fund's average weighted maturity was 28 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin California Tax-Exempt Money Fund
12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        80.4%
--------------------------------------------------------------------------------
Notes and Bonds                                                            12.7%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 5.5%
--------------------------------------------------------------------------------
Put or Option Tender Bonds                                                  1.4%
--------------------------------------------------------------------------------

2. Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 31

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
                                             VALUE 7/1/06         VALUE 12/31/06    PERIOD* 7/1/06-12/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000               $1,014.50               $2.84
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000               $1,022.38               $2.85
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                          Semiannual Report | 33

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2006                       YEAR ENDED JUNE 30,
CLASS A                                              (UNAUDITED)        2006         2005         2004         2003        2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $       12.43    $    12.85   $    12.24   $    12.83   $    12.32  $    12.17
                                                  --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................             0.27          0.55         0.55         0.56         0.57        0.59
   Net realized and unrealized gains (losses) ..             0.28         (0.43)        0.62        (0.59)        0.51        0.15
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............             0.55          0.12         1.17        (0.03)        1.08        0.74
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..            (0.27)        (0.54)       (0.56)       (0.56)       (0.57)      (0.59)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................               -- d          -- d         -- d         --           --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................    $       12.71    $    12.43   $    12.85   $    12.24   $    12.83  $    12.32
                                                  ================================================================================

Total return c .................................             4.45%         0.96%        9.70%       (0.22)%       8.97%       6.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $   1,802,335    $1,751,279   $1,780,642   $1,698,669   $1,912,784  $1,789,914
Ratios to average net assets:
   Expenses ....................................             0.60% e       0.61%        0.61%        0.61%        0.61%       0.61%
   Net investment income .......................             4.27% e       4.34%        4.38%        4.51%        4.50%       4.74%
Portfolio turnover rate ........................             3.33%         5.75%        3.87%       12.21%        9.79%      16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2006                       YEAR ENDED JUNE 30,
CLASS B                                              (UNAUDITED)        2006         2005         2004         2003        2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $       12.49    $    12.91   $    12.29   $    12.88   $    12.37  $    12.21
                                                  --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................             0.24          0.48         0.49         0.50         0.50        0.53
   Net realized and unrealized gains (losses) ..             0.28         (0.43)        0.62        (0.60)        0.51        0.15
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............             0.52          0.05         1.11        (0.10)        1.01        0.68
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..            (0.24)        (0.47)       (0.49)       (0.49)       (0.50)      (0.52)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................               -- d          -- d         -- d         --           --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................    $       12.77    $    12.49   $    12.91   $    12.29   $    12.88  $    12.37
                                                  ================================================================================

Total return c .................................             4.15%         0.41%        9.15%       (0.77)%       8.34%       5.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $      66,282    $   68,922   $   78,038   $   77,169   $   85,698  $   56,303
Ratios to average net assets:
   Expenses ....................................             1.14% e       1.16%        1.16%        1.16%        1.16%       1.16%
   Net investment income .......................             3.73% e       3.79%        3.83%        3.96%        3.95%       4.20%
Portfolio turnover rate ........................             3.33%         5.75%        3.87%       12.21%        9.79%      16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2006                       YEAR ENDED JUNE 30,
CLASS C                                              (UNAUDITED)        2006         2005         2004         2003        2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $       12.55    $    12.97   $    12.34   $    12.93   $    12.41  $    12.26
                                                  --------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................             0.24          0.48         0.49         0.50         0.50        0.53
   Net realized and unrealized gains (losses) ..             0.28         (0.43)        0.63        (0.60)        0.52        0.14
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............             0.52          0.05         1.12        (0.10)        1.02        0.67
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..            (0.24)        (0.47)       (0.49)       (0.49)       (0.50)      (0.52)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................               -- d          -- d         -- d         --           --          --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period .................    $       12.83    $    12.55   $    12.97   $    12.34   $    12.93  $    12.41
                                                  ================================================================================

Total return c .................................             4.13%         0.40%        9.19%       (0.78)%       8.39%       5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $     138,206    $  133,560   $  129,156   $  120,610   $  136,674  $  108,802
Ratios to average net assets:
   Expenses ....................................             1.15% e       1.16%        1.16%        1.16%        1.16%       1.16%
   Net investment income .......................             3.72% e       3.79%        3.83%        3.96%        3.95%       4.19%
Portfolio turnover rate ........................             3.33%         5.75%        3.87%       12.21%        9.79%      16.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


36 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.6%
  MUNICIPAL BONDS 98.6%
  CALIFORNIA 98.6%
  ABAG Finance Authority for Nonprofit Corps. COP,
       Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ..................      $ 2,055,000      $ 2,138,310
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 ...............        3,500,000        3,623,620
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .............................        5,000,000        5,122,450
  ABAG Finance Authority for Nonprofit Corps. Revenue,
       Poway Retirement Housing Foundation Housing Inc. Project, Series A, California
         Mortgage Insured, 5.375%, 11/15/25 ......................................................        5,145,000        5,378,480
       Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%,
         4/01/26 .................................................................................        2,750,000        2,905,403
  Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured, zero
     cpn., 8/01/25 ...............................................................................        9,045,000        3,542,293
  Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
       5.25% thereafter, 10/01/21 ................................................................       64,660,000       52,790,364
       5.45% thereafter, 10/01/25 ................................................................       25,000,000       20,401,250
  Alameda Power and Telecommunication Electric System Revenue COP, Refunding, Series A,
     MBIA Insured, 5.75%, 7/01/30 ................................................................        3,305,000        3,542,861
  Alhambra City Elementary School District GO,
       Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 ........        3,035,000        1,195,760
       Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 .......................................        2,065,000        2,192,349
  Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ...............................        5,000,000        5,274,600
  Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
     12/01/22 ....................................................................................        1,080,000        1,123,805
  Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 .............        4,315,000        4,547,147
  Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ........................        4,000,000        4,333,960
  Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ............................        1,500,000        1,546,830
  Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ................................        1,000,000        1,065,450
  Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
     FSA Insured, 5.00%, 9/02/32 .................................................................        3,800,000        4,027,392
  Cabrillo Community College District GO, Series C, AMBAC Insured, Pre-Refunded, 5.375%,
     5/01/26 .....................................................................................        5,400,000        5,807,592
  Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 ...............        2,930,000        3,027,803
  California Community College Financing Authority Lease Revenue, Grossmont Palomar and
     Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 .............................................        3,030,000        3,192,438
  California Educational Facilities Authority Revenue,
       Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ....................................        4,455,000        4,705,594
       Stanford University, Refunding, Series M, 5.25%, 12/01/26 .................................        6,450,000        6,607,638
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 .................................       24,705,000       25,275,438
       Stanford University, Series N, 5.35%, 6/01/27 .............................................       21,250,000       21,767,012
       Stanford University, Series N, 5.20%, 12/01/27 ............................................        6,000,000        6,138,060
       Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ..............................          245,000          250,596
       University of Southern California, Series C, Pre-Refunded, 5.125%, 10/01/28 ...............        3,845,000        3,929,052
  California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, 2005, Refunding, Series A, 5.00%, 7/01/28 .......................       12,995,000       13,228,130
       Catholic Healthcare West, 2005, Series A, Pre-Refunded, 5.00%, 7/01/28 ....................        2,005,000        2,066,774
       Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ..........................       10,000,000       10,143,700
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ...............        3,970,000        4,052,854
       Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ........        1,130,000        1,189,596
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ....................        5,000,000        5,145,400


                                                          Semiannual Report | 37

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California Health Facilities Financing Authority Revenue, (continued)
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..........................................      $15,400,000      $15,747,886
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .........................................        5,000,000        5,156,150
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .........................................        4,000,000        4,122,880
       Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%, 11/01/28 ......        3,325,000        3,411,583
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 ...............................        5,000,000        5,057,750
       Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 .....        3,435,000        3,574,873
       Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ............        2,000,000        2,108,360
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 ..........................        1,585,000        1,644,089
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 ..........................        3,735,000        3,848,656
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 .......................          115,000          120,166
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 .......................          265,000          276,904
       True to Life Children's Services, Series A, California Mortgage Insured, 5.625%, 9/01/25 ..        1,250,000        1,310,363
       UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 .........................        9,530,000        9,804,940
  California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30%
     thereafter, 8/01/31 .........................................................................          240,000          201,046
  California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
     first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ...........................        8,460,000        9,602,100
  California PCFA, PCR, Southern California Edison Co., Refunding, Series C, MBIA Insured,
     5.55%, 9/01/31 ..............................................................................        4,800,000        5,031,264
  California Public School District Financing Authority Lease Revenue, Southern Kern USD,
     Series B, FSA Insured, ETM, 5.90%, 9/01/26 ..................................................        1,615,000        1,939,244
  California State Department of Water Resources Central Valley Project Revenue, Water System,
     Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 .........................................          365,000          370,847
  California State Department of Water Resources Water Revenue,
       Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ................        2,170,000        2,318,775
       Refunding, Series W, FSA Insured, 5.125%, 12/01/29 ........................................        5,000,000        5,246,000
       System, Central Valley Project, Refunding, Series AC, MBIA Insured, 5.00%, 12/01/26 .......        3,575,000        3,807,733
  California State GO,
       5.00%, 10/01/27 ...........................................................................       30,790,000       31,588,077
       FGIC Insured, 5.375%, 6/01/26 .............................................................        1,610,000        1,628,853
       FSA Insured, Pre-Refunded, 5.50%, 9/01/29 .................................................       34,500,000       36,540,675
       MBIA Insured, 6.00%, 8/01/16 ..............................................................          210,000          210,378
       MBIA Insured, 6.00%, 10/01/21 .............................................................           65,000           65,380
       Refunding, 5.125%, 6/01/31 ................................................................       25,000,000       26,043,500
       Refunding, MBIA Insured, 5.00%, 8/01/29 ...................................................       20,250,000       21,018,892
  California State Local Government Finance Authority Revenue, Marin Valley Mobile, Senior
     Series A, FSA Insured, 5.80%, 10/01/20 ......................................................        4,275,000        4,429,114
  California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
     Series A, AMBAC Insured, 5.00%,
       12/01/21 ..................................................................................        4,100,000        4,322,425
       12/01/26 ..................................................................................        5,675,000        5,934,177
  California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
     5.35%, 6/01/31 ..............................................................................        2,000,000        2,147,340
  California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
     Pre-Refunded, 5.125%, 6/01/33 ...............................................................        3,200,000        3,406,592
  California State University Revenue, Systemwide, Refunding, Series C, MBIA Insured, 5.00%,
     11/01/28 ....................................................................................       23,215,000       24,836,568


38 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State University Revenue and Colleges Revenue, Systemwide, Refunding, Series A,
     AMBAC Insured, 5.00%, 11/01/33 ..............................................................      $22,000,000      $22,969,100
  California Statewide CDA,
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .....................................       12,250,000       12,628,525
       COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ..............................................        9,700,000       10,307,899
       COP, MBIA Insured, 5.00%, 4/01/18 .........................................................        3,000,000        3,070,980
       COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 ...............................        9,585,000       10,087,829
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 ...............................................        7,000,000        7,354,760
       MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured,
         5.80%, 8/01/33 ..........................................................................        2,785,000        2,962,767
  California Statewide CDA Revenue,
       Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ..................................        7,625,000        7,856,952
       COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ....................        5,000,000        5,136,100
       Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ........................        2,000,000        2,158,780
       Refunding, California Mortgage Insured, 5.00%, 8/01/21 ....................................        2,035,000        2,134,776
  California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .........................................        9,320,000        9,725,327
       Refunding, Series B, FSA Insured, 5.75%, 10/01/29 .........................................        1,465,000        1,544,637
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 .....................................         3,420,000        3,666,129
  Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ..................................................        7,150,000        7,471,964
  Castaic Lake Water Agency Revenue COP,
       1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 ....................................        7,700,000        7,753,438
       Series A, MBIA Insured, 5.00%, 8/01/29 ....................................................        8,000,000        8,322,880
  Central USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/31 .......................        3,500,000        3,753,015
  Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
     AMBAC Insured, zero cpn.,
       8/01/35 ...................................................................................       10,000,000        2,477,900
       8/01/36 ...................................................................................       10,000,000        2,354,600
       8/01/37 ...................................................................................       15,045,000        3,362,708
  Chaffey Community College District GO,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ..........................................          270,000          285,460
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 .......................................        5,480,000        5,921,304
  Charter Oak USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%, 8/01/30 ..................        3,115,000        3,342,738
  Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ...................        2,790,000        2,945,710
  Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
     Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ...........................................        2,000,000        2,001,400
  Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured,
     5.00%, 8/01/28 ..............................................................................        2,685,000        2,849,886
  Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ............................        3,265,000        3,424,136
  Coachella Valley USD, GO, Election of 2005, Series A, FGIC Insured, 5.00%,
       8/01/27 ...................................................................................        3,650,000        3,888,090
       8/01/28 ...................................................................................        3,850,000        4,098,286
  Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%,
     6/01/29 .....................................................................................        2,000,000        2,179,240
  Corona-Norco USD,
       COP, Refunding, FSA Insured, 5.125%, 4/15/25 ..............................................        5,355,000        5,559,882
       COP, Refunding, FSA Insured, 5.125%, 4/15/29 ..............................................        2,540,000        2,634,005
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 .......................        2,320,000        1,134,666


                                                          Semiannual Report | 39

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Corona-Norco USD, (continued)
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 ......................    $  2,620,000        $ 1,223,278
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 .....................       4,655,000          2,074,082
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 .....................       6,080,000          2,584,182
       GO, Series B, FSA Insured, zero cpn., 3/01/25 ............................................       1,400,000            637,448
  Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
     9/01/26 ....................................................................................       2,700,000          2,888,946
  Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 .............................       5,070,000          5,295,463
  Culver City USD, GO, MBIA Insured, Pre-Refunded,
       5.125%, 8/01/37 ..........................................................................         650,000            672,490
       5.20%, 8/01/38 ...........................................................................       3,285,000          3,450,498
  Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ...........................       1,620,000          1,825,951
  East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ....................      14,000,000         14,600,460
  El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured, 5.25%,
     10/01/35 ...................................................................................       6,200,000          6,793,588
  El Monte City School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
     5/01/30 ....................................................................................       4,500,000          4,792,770
  El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded,
     5.60%, 9/01/34 .............................................................................       1,800,000          1,959,066
  Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
     9/01/30 ....................................................................................       3,770,000          3,916,728
  Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ......................................      11,665,000         12,254,316
  Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ...................................................       4,145,000          4,389,804
  Fairfield Suisun USD, GO,
       Election of 2002, MBIA Insured, 5.00%, 8/01/25 ...........................................       4,185,000          4,450,413
       MBIA Insured, 5.00%, 8/01/27 .............................................................      12,000,000         12,694,560
  Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
     MBIA Insured, 5.00%, 3/01/33 ...............................................................       5,000,000          5,246,000
  Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 ............       2,030,000          2,158,540
  Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 ........................      20,000,000         12,286,800
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 ........................      25,000,000         14,476,500
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 ........................       5,970,000          3,255,560
       senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ...........................      66,735,000         68,598,909
  Fortuna PFA Wastewater Revenue, FSA Insured, 5.00%, 10/01/36 ..................................      10,125,000         10,808,235
  Franklin-McKinley School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
     8/01/29 ....................................................................................       5,280,000          5,636,242
  Fresno USD, GO, Refunding,
       Series B, MBIA Insured, 5.00%, 2/01/21 ...................................................       2,860,000          3,158,956
       Series C, MBIA Insured, 5.90%, 2/01/20 ...................................................       2,065,000          2,461,377
       Series C, MBIA Insured, 5.90%, 8/01/22 ...................................................       3,000,000          3,606,930
  Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
     8/01/23 ....................................................................................       3,030,000          1,475,186
  Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured, 5.75%,
       7/01/25 ..................................................................................       1,250,000          1,342,088
       7/01/30 ..................................................................................       1,000,000          1,073,670
  Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 ................................       8,650,000          9,227,128
  Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .......................................       2,750,000          2,897,593


40 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
     9/01/24 ....................................................................................    $  5,000,000        $ 5,289,500
  Grossmont UHSD,
       COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ...........................................       2,250,000          2,374,358
       GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 ..............       5,110,000          2,373,953
  Hartnell Community College District GO, Election of 2002, Series B, FSA Insured, 5.00%,
     6/01/31 ....................................................................................       5,000,000          5,356,250
  Hemet USD, COP, Nutrition Center Project, FSA Insured, Pre-Refunded, 5.875%, 4/01/27 ..........       1,250,000          1,281,900
  Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
     5.125%, 10/01/32 ...........................................................................      19,815,000         21,095,643
  Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded, 5.25%,
     7/01/29 ....................................................................................       1,795,000          1,901,803
  Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
       8/01/25 ..................................................................................       3,045,000          3,922,995
       8/01/29 ..................................................................................       3,075,000          4,083,139
  Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
     5.00%, 9/01/32 .............................................................................       7,000,000          7,282,590
  Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 .................................................       1,600,000          1,712,144
  Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ..................       7,800,000          7,958,496
  Kern County High School District GO, FSA Insured, ETM, 6.625%,
       8/01/14 ..................................................................................       1,535,000          1,839,283
       8/01/15 ..................................................................................       1,400,000          1,706,558
  Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment
     Projects No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ...............................       5,775,000          6,073,105
  Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured, zero cpn.,
       8/01/25 ..................................................................................       5,495,000          2,434,999
       7/01/26 ..................................................................................       5,965,000          2,529,518
  Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ..............       8,800,000          8,995,536
  Lodi Electric Systems Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
     1/15/32 ....................................................................................       4,000,000          4,191,920
  Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ....................................................       2,150,000          2,258,618
  Long Beach Bond Finance Authority Lease Revenue,
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 .................       4,000,000          4,230,240
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 .................      11,000,000         11,548,460
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 .................       2,000,000          2,132,380
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ........................       6,780,000          7,082,252
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ........................      10,500,000         10,940,475
  Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
     Redevelopment Projects, Series A, AMBAC Insured,
       5.00%, 8/01/25 ...........................................................................       7,015,000          7,319,451
       5.00%, 8/01/31 ...........................................................................       3,135,000          3,261,560
       Pre-Refunded, 5.00%, 8/01/25 .............................................................       6,535,000          7,013,689
       Pre-Refunded, 5.00%, 8/01/31 .............................................................       8,865,000          9,514,361
  Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
     5.125%, 8/01/31 ............................................................................      13,870,000         14,414,536
  Los Angeles Community College District GO,
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .....................................       4,000,000          4,246,320
       Series B, FSA Insured, 5.00%, 8/01/27 ....................................................       4,000,000          4,231,520


                                                          Semiannual Report | 41

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Los Angeles COP,
     Municipal Improvement Corp., Municipal Improvement Corp. of Los Angeles, Series AW,
       AMBAC Insured, 5.00%, 6/01/27 ...........................................................     $  5,895,000        $ 6,194,525
     Real Property Program, MBIA Insured, 5.00%, 2/01/27 .......................................        9,890,000         10,321,402
  Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
     Pre-Refunded, 5.25%,
       11/01/27 ................................................................................        2,500,000          2,648,800
       11/01/33 ................................................................................        2,500,000          2,648,800
  Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier, Senior Series A, MBIA
     Insured, Pre-Refunded, 5.25%, 7/01/27 .....................................................       27,870,000         28,386,431
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
     District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/29 ..............................        6,460,000          6,878,220
  Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ..............          780,000            787,644
  Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...............       10,000,000         10,537,500
  Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
     5.00%, 7/01/24 ............................................................................       12,000,000         12,316,200
  Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
     9/01/18 ...................................................................................        1,765,000          1,876,142
  Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
       5.85%, 6/01/22 ..........................................................................          665,000            704,348
       5.90%, 6/01/29 ..........................................................................        3,105,000          3,292,263
  Madera PFA Water and Wastewater Revenue, Refunding, MBIA Insured, 5.00%, 3/01/36 .............        2,000,000          2,128,320
  Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 .........        1,200,000          1,268,268
  Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ..................        2,680,000          2,849,296
  Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
     9/01/26 ...................................................................................       10,000,000         10,637,400
  Metropolitan Water District Southern California Waterworks Revenue, Series C, MBIA Insured,
     Pre-Refunded, 5.00%, 7/01/27 ..............................................................        2,500,000          2,500,000
a Midpeninsula Regional Open Space District Financing Authority Revenue, Refunding, Series A,
     MBIA Insured, 5.00%, 9/01/24 ..............................................................        4,020,000          4,305,943
  Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ....................        1,025,000          1,092,814
  Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
       7/01/26 .................................................................................        5,000,000          5,205,850
       7/01/31 .................................................................................        8,285,000          8,607,121
  Modesto Wastewater Treatment Facility Revenue, MBIA Insured, Pre-Refunded, 5.75%,
     11/01/22 ..................................................................................       14,375,000         14,780,662
  Monrovia USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 ....................        2,515,000          2,696,809
  Montebello Community RDA Tax Allocation,
       Housing, Series A, FSA Insured, 5.45%, 9/01/19 ..........................................        1,100,000          1,133,605
       Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 .........        2,460,000          2,467,601
  Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%, 11/01/26 ........        8,715,000          9,343,351
  Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 ...............        4,000,000          4,251,000
  Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 ..............................        3,840,000          4,127,117
  Mount Diablo USD, GO, Election of 2002,
       FGIC Insured, 5.00%, 7/01/25 ............................................................        6,025,000          6,359,387
       MBIA Insured, 5.00%, 6/01/28 ............................................................        1,465,000          1,562,437
       MBIA Insured, 5.00%, 6/01/29 ............................................................        1,590,000          1,694,574


42 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 .......................................      $  2,380,000       $ 2,510,710
  Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 .................................................         2,535,000         2,677,214
  Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured,
    5.50%, 1/01/17 .............................................................................         4,600,000         4,692,000
  Nevada Joint UHSD, GO,
       Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 .................................         5,125,000         5,466,940
       Series A, FSA Insured, 5.00%, 8/01/26 ...................................................         1,295,000         1,360,423
  Newark USD, GO, Capital Appreciation,
       Series B, FGIC Insured, zero cpn., 8/01/24 ..............................................         9,905,000         3,709,323
       Series C, FSA Insured, zero cpn., 8/01/22 ...............................................         2,165,000           978,428
       Series C, FSA Insured, zero cpn., 8/01/23 ...............................................         2,465,000         1,044,470
       Series C, FSA Insured, zero cpn., 8/01/24 ...............................................         2,560,000         1,022,464
       Series C, FSA Insured, zero cpn., 8/01/25 ...............................................         2,705,000         1,018,351
  Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
    3/01/30 ....................................................................................         1,000,000         1,071,540
  Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
    7/01/23 ....................................................................................         3,200,000         4,316,736
  Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
    6.00%, 1/01/29 .............................................................................        10,000,000        10,683,700
  Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 .................................................         2,500,000         2,662,675
  Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .........................         8,000,000         8,392,240
  Orinda COP, City Offices, AMBAC Insured, 5.00%, 7/01/30 ......................................         2,155,000         2,273,913
  Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
    Series A, MBIA Insured, 5.00%, 11/01/25 ....................................................         2,295,000         2,406,422
  Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 .....................................         1,130,000         1,153,075
  Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
    5.00%, 6/01/28 .............................................................................         4,000,000         4,324,960
  Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 .......................         1,000,000         1,050,330
  Patterson Joint USD, GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 8/01/22 ..............................................         1,900,000           969,038
       Series A, FGIC Insured, zero cpn., 8/01/24 ..............................................         2,075,000           963,983
       Series A, FGIC Insured, zero cpn., 8/01/25 ..............................................         2,170,000           961,592
       Series A, FGIC Insured, zero cpn., 8/01/26 ..............................................         2,265,000           956,985
       Series C, FGIC Insured, zero cpn., 8/01/23 ..............................................         1,985,000           966,417
  Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
    8/01/32 ....................................................................................         8,450,000         9,006,348
  Perris CFD Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ...................         4,000,000         4,281,880
  Placer County COP, Administrative and Emergency Services, MBIA Insured, 5.65%,
    6/01/24 ....................................................................................         4,000,000         4,114,040
  Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
    6/01/33 ....................................................................................         3,280,000         3,458,268
  Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%,
       10/01/30 ................................................................................         5,190,000         5,483,079
       10/01/35 ................................................................................         6,635,000         6,970,001
  Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
    10/01/23 ...................................................................................         3,000,000         3,090,810
  Poway RDA Tax Allocation,
       Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ............................         9,195,000         9,617,786
       Refunding, MBIA Insured, 5.75%, 6/15/33 .................................................        11,475,000        12,485,603


                                                          Semiannual Report | 43

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
       Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 .........................................     $  2,000,000     $    2,040,980
       Refunding, FSA Insured, 5.25%, 9/01/20 ..................................................        2,500,000          2,616,550
  Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A,
     MBIA Insured,
       5.75%, 3/01/19 ..........................................................................        3,090,000          3,131,591
       5.25%, 3/01/26 ..........................................................................           75,000             75,951
  Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ................................        3,000,000          3,149,010
  Rescue USD, GO, Election of 1998, MBIA Insured, 5.00%, 9/01/30 ...............................        7,015,000          7,486,689
  Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, 5.85%,
     11/01/30 ..................................................................................        3,975,000          4,331,160
  Riverside County COP, Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%,
     11/01/27 ..................................................................................        3,000,000          3,116,820
  Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%,
     9/01/25 ...................................................................................        5,675,000          6,022,821
  Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .........................        5,685,000          6,069,590
  Sacramento Area Flood Control Agency Special Assessment, Subordinated, Capital AD No. 2,
     FGIC Insured, 5.80%, 11/01/16 .............................................................        1,000,000          1,021,740
  Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 .............        8,395,000          8,894,502
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .............       21,500,000         22,779,250
       Capital Improvement, 300 Richards Boulevard, Series C, AMBAC Insured, 5.00%,
         12/01/25 ..............................................................................        1,130,000          1,210,185
       Capital Improvement, 300 Richards Boulevard, Series C, AMBAC Insured, 5.00%,
         12/01/26 ..............................................................................        1,185,000          1,268,092
       Capital Improvement, 300 Richards Boulevard, Series C, AMBAC Insured, 5.00%,
         12/01/31 ..............................................................................        3,415,000          3,640,151
       City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
         12/01/28 ..............................................................................       10,000,000         10,771,900
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
     County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ...............................       10,000,000         10,609,200
  Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
     5.75%, 9/01/30 ............................................................................        3,435,000          3,709,834
  Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ...........................        1,645,000          1,646,069
  Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/31 ...................        5,000,000          5,336,100
  San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 .........       14,170,000         15,136,536
  San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
     5.25%, 10/01/25 ...........................................................................        7,000,000          7,210,840
  San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Insured, ETM, zero cpn.,
     5/01/22 ...................................................................................       28,405,000         12,644,770
  San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding, FSA
     Insured, 5.75%, 6/01/14 ...................................................................        2,250,000          2,271,218
  San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 ...................        2,110,000          2,257,088
  San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
     5.25%, 5/15/27 ............................................................................        2,950,000          2,995,017
  San Francisco BART District Sales Tax Revenue,
       5.00%, 7/01/28 ..........................................................................        2,795,000          2,871,667
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ..............................................        6,500,000          6,865,625
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..............................................       12,000,000         12,675,000


44 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  San Francisco City and County Airports Commission International Airport Revenue,
     Refunding, Second Series 28A, MBIA Insured, 5.125%,
       5/01/24 .................................................................................     $  9,745,000     $   10,217,925
       5/01/27 .................................................................................       16,575,000         17,306,786
  San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
     Series A, FSA Insured, 5.00%, 11/01/31 ....................................................        3,885,000          4,057,183
  San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ..........        6,000,000          6,296,940
  San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
     MBIA Insured, 5.00%, 9/01/31 ..............................................................       13,415,000         13,997,882
  San Gabriel USD, GO, Capital Appreciation, Series A, FSA Insured, zero cpn.,
       8/01/26 .................................................................................        3,530,000          1,491,460
       2/01/27 .................................................................................        1,850,000            763,125
  San Joaquin Delta Community College District GO, Election of 2004, Series A, FSA Insured,
       5.00%, 8/01/29 ..........................................................................          520,000            555,084
       Pre-Refunded, 5.00%, 8/01/29 ............................................................        4,530,000          4,983,679
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 .............       13,155,000          5,692,958
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ......................................       18,075,000         18,459,274
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .......................................       11,860,000         12,110,958
       senior lien, MBIA Insured, 5.00%, 1/01/33 ...............................................       10,035,000         10,045,938
  San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
     5.00%, 6/01/27 ............................................................................       10,000,000         10,412,500
  San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 .............        3,500,000          3,659,670
  San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ...................        5,115,000          5,392,898
  San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29 .........        5,000,000          5,361,000
  San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
     Series A, MBIA Insured, Pre-Refunded,
       5.75%, 10/01/29 .........................................................................        5,340,000          5,847,460
       5.80%, 10/01/30 .........................................................................        7,800,000          8,488,662
  San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 ...............................        6,080,000          2,704,080
  San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 ...........        5,790,000          6,290,314
  San Ramon PFA Tax Allocation, Series A, AMBAC Insured, 5.00%, 2/01/38 ........................        5,000,000          5,272,850
  Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
     4/01/24 ...................................................................................       14,245,000          6,658,398
  Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ....................................        5,555,000          5,824,306
  Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 11/15/22 ...........................................................................        3,950,000          4,066,525
  Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20 ..........        1,495,000          1,509,815
  Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
     7/01/33 ...................................................................................       11,050,000         11,620,401
  Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 .......................        4,000,000          4,220,240
  Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
     AMBAC Insured, 6.00%, 7/02/15 .............................................................        2,000,000          2,229,100
  Sequoia UHSD, GO, Refunding, FSA Insured, 5.00%, 7/01/28 .....................................        3,060,000          3,287,174
  Shasta Tehama Trinity Joint Community College District GO, Election of 2002, Series B, FSA
     Insured, 5.00%, 8/01/30 ...................................................................        9,070,000          9,733,108
  Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ..............        3,455,000          3,704,866
  Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ...........................................        2,400,000          2,426,064


                                                          Semiannual Report | 45

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ......................................     $  3,155,000     $    3,329,219
  South San Francisco COP, 5.00%, 4/01/29 ......................................................        2,000,000          2,051,560
  Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
     5.00%, 7/01/33 ............................................................................       29,000,000         30,474,360
  Southern Kern USD, COP, Capital Appreciation Building Program, Series B, FSA Insured,
     5.625%, 9/01/26 ...........................................................................        2,250,000          2,341,215
  Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ................        3,005,000          3,146,085
  Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
     zero cpn.,
       8/01/28 .................................................................................        2,340,000            882,742
       8/01/29 .................................................................................        2,440,000            877,863
       8/01/30 .................................................................................        2,550,000            874,803
       8/01/31 .................................................................................        2,660,000            869,953
  Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ........................        2,000,000          2,117,900
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
     FSA Insured, 5.90%, 7/01/12 ...............................................................        2,195,000          2,263,594
  Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
     5.00%, 9/01/23 ............................................................................        6,500,000          6,739,590
  Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ................................................        3,000,000          3,238,290
  Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/20 ........        4,340,000          4,616,892
  Travis USD, COP, FGIC Insured, 5.00%, 9/01/36 ................................................        8,230,000          8,747,173
  Tri-City Hospital District Revenue,
       MBIA Insured, 6.00%, 2/01/22 ............................................................        2,350,000          2,351,645
       Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ......................................        2,750,000          2,783,468
  Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 ............        1,990,000          2,115,549
  Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus
     Foundation, MBIA Insured, 5.875%, 6/01/22 .................................................        1,920,000          1,956,346
  Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ......................................        6,855,000          7,227,021
  Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
     5.75%, 10/01/32 ...........................................................................       14,100,000         14,969,829
  Union Elementary School District GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 9/01/24 ..............................................        2,000,000            933,800
       Series B, FGIC Insured, zero cpn., 9/01/25 ..............................................        5,500,000          2,450,580
       Series B, FGIC Insured, zero cpn., 9/01/26 ..............................................        5,850,000          2,486,426
  University of California Revenues, Multi Purpose Projects,
       Series H, FGIC Insured, Pre-Refunded, 5.50%, 9/01/28 ....................................        2,500,000          2,557,400
       Series K, 5.00%, 9/01/23 ................................................................        3,160,000          3,248,385
       Series M, FGIC Insured, 5.125%, 9/01/30 .................................................        8,720,000          9,081,182
  Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured,
     5.00%, 9/01/31 ............................................................................        5,095,000          5,269,911
  Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 ............................       12,670,000         13,468,210
  Vista USD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .........................        7,150,000          3,020,947
       Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 .........................        4,795,000          1,977,938
       Series A, FSA Insured, 5.25%, 8/01/25 ...................................................        5,000,000          5,368,800
  Washington Township Health Care District Revenue,
       5.00%, 7/01/18 ..........................................................................        2,000,000          2,055,980
       5.125%, 7/01/23 .........................................................................          450,000            462,623


46 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
     8/01/25 ...................................................................................     $  2,045,000     $    2,203,385
  West Basin Municipal Water District Revenue COP,
       1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 ........................        3,370,000          3,439,624
       Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 .......................................        2,500,000          2,643,200
       Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 .......................................        5,745,000          6,050,347
  Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 ........................        6,930,000          7,662,778
  Westlands Water District Revenue COP,
       MBIA Insured, 5.00%, 9/01/29 ............................................................       11,775,000         12,344,439
       Series A, MBIA Insured, 5.00%, 9/01/35 ..................................................        1,460,000          1,539,891
  Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
     5.00%, 3/01/32 ............................................................................        6,340,000          6,691,426
  Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
       3/01/33 .................................................................................        3,870,000          4,084,514
       3/01/35 .................................................................................        2,590,000          2,731,725
  Woodside Elementary School District GO, Election of 2005, MBIA Insured, 5.00%,
     10/01/29 ..................................................................................        4,435,000          4,767,403
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,838,139,148) ............................................                       1,979,136,913
                                                                                                                      --------------
  SHORT TERM INVESTMENTS 0.4%
  MUNICIPAL BONDS 0.4%
  CALIFORNIA 0.4%
b California State Department of Water Resources Power Supply Revenue,
       Refunding, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 3.75%, 5/01/16 .............        2,000,000          2,000,000
       Series B-3, Daily VRDN and Put, 3.75%, 5/01/22 ..........................................          900,000            900,000
       Series B-6, Daily VRDN and Put, 3.80%, 5/01/22 ..........................................          300,000            300,000
b California State Economic Recovery Revenue,
       Series C-7, Daily VRDN and Put, 3.75%, 7/01/23 ..........................................          400,000            400,000
       Series C-8, Daily VRDN and Put, 3.75%, 7/01/23 ..........................................          500,000            500,000
       Series C-16, FSA Insured, Weekly VRDN and Put, 3.75%, 7/01/23 ...........................        1,800,000          1,800,000
b Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series D,
     AMBAC Insured, Weekly VRDN and Put, 3.75%, 8/15/21 ........................................          550,000            550,000
b Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.75%, 7/01/34 ............................................................................          400,000            400,000
b Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-3,
     Daily VRDN and Put, 3.75%, 7/01/35 ........................................................          600,000            600,000
b Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series C, Daily VRDN and Put,
     3.88%, 10/01/26 ...........................................................................          600,000            600,000
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,050,000) ...............................................                           8,050,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,846,189,148) 99.0% ................................................                       1,987,186,913
  OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................................                          19,636,197
                                                                                                                      --------------
  NET ASSETS 100.0% ............................................................................                      $2,006,823,110
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 66.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 2006                      YEAR ENDED JUNE 30,
CLASS A                                                 (UNAUDITED)           2006        2005        2004        2003        2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $   11.30        $   11.68   $   11.36   $   11.74   $   11.41   $   11.25
                                                     -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................           0.22             0.43        0.43        0.44        0.44        0.47
   Net realized and unrealized gains (losses) ....           0.22            (0.39)       0.32       (0.38)       0.34        0.17
                                                     -----------------------------------------------------------------------------
Total from investment operations .................           0.44             0.04        0.75        0.06        0.78        0.64
                                                     -----------------------------------------------------------------------------
Less distributions from net investment income ....          (0.22)           (0.42)      (0.43)      (0.44)      (0.45)      (0.48)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................             -- d             -- d        -- d        --          --          --
                                                     -----------------------------------------------------------------------------
Net asset value, end of period ...................      $   11.52        $   11.30   $   11.68   $   11.36   $   11.74   $   11.41
                                                     =============================================================================

Total return c ...................................           3.87%            0.37%       6.67%       0.50%       6.92%       5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $ 453,630        $ 463,545   $ 453,335   $ 384,196   $ 414,558   $ 324,061
Ratios to average net assets:
   Expenses before waiver and payments by
      affiliates .................................           0.66% e          0.66%       0.67%       0.67%       0.68%       0.70%
   Expenses net of waiver and payments by
      affiliates .................................           0.66% e          0.66%       0.67%       0.67%       0.68%       0.68%
   Net investment income .........................           3.74% e          3.74%       3.67%       3.76%       3.80%       4.13%
Portfolio turnover rate ..........................           3.07%           13.28%       4.17%      17.36%       9.56%      12.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                               ---------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               DECEMBER 31, 2006         YEAR ENDED JUNE 30,
CLASS C                                                            (UNAUDITED)         2006        2005       2004
                                                               ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $  11.32       $  11.70    $  11.37   $  11.73
                                                               ---------------------------------------------------
Income from investment operations a:
   Net investment income b .................................            0.19           0.37        0.36       0.37
   Net realized and unrealized gains (losses) ..............            0.23          (0.39)       0.33      (0.36)
                                                               ---------------------------------------------------
Total from investment operations ...........................            0.42          (0.02)       0.69       0.01
                                                               ---------------------------------------------------
Less distributions from net investment income ..............           (0.19)         (0.36)      (0.36)     (0.37)
                                                               ---------------------------------------------------
Redemption fees ............................................              -- d           -- d        -- d       --
                                                               ---------------------------------------------------
Net asset value, end of period .............................        $  11.55       $  11.32    $  11.70   $  11.37
                                                               ===================================================

Total return c .............................................            3.70%         (0.18)%      6.15%      0.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $ 28,079       $ 25,173    $ 19,082   $  9,142
Ratios to average net assets:
   Expenses ................................................            1.18% e        1.20%       1.22%      1.22%
   Net investment income ...................................            3.22% e        3.20%       3.12%      3.21%
Portfolio turnover rate ....................................            3.07%         13.28%       4.17%     17.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  MUNICIPAL BONDS 98.8%
  CALIFORNIA 96.7%
  ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza, California
     Mortgage Insured, 5.125%, 5/15/15 .........................................................     $  3,000,000     $    3,092,040
  ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
       5.125%, 3/01/18 .........................................................................        2,695,000          2,805,306
       5.25%, 3/01/19 ..........................................................................        2,315,000          2,421,559
  ABAG Revenue, Refunding, Series A-E,
       5.05%, 9/15/07 ..........................................................................          610,000            614,282
       5.40%, 9/15/14 ..........................................................................        2,455,000          2,507,684
  ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, FSA
     Insured, 5.00%, 10/01/10 ..................................................................        2,485,000          2,591,954
  Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
     Series A, AMBAC Insured, zero cpn., 10/01/17 ..............................................       10,000,000          6,459,700
  Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
     8/01/14 ...................................................................................        1,330,000          1,368,557
  Antelope Valley UHSD, GO, Series A, MBIA Insured,
       4.50%, 8/01/13 ..........................................................................        1,230,000          1,291,328
       4.625%, 8/01/14 .........................................................................        1,250,000          1,318,400
  Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B, 5.40%, 9/02/07 ........        1,080,000          1,084,298
  Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
     FGIC Insured, 5.00%, 11/01/21 .............................................................        1,080,000          1,163,333
  Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F,
     5.00%, 4/01/21 ............................................................................       10,000,000         10,773,700
  Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
     FSA Insured, 4.00%, 9/02/17 ...............................................................        1,485,000          1,494,697
  Burbank Electric Revenue, MBIA Insured, 4.00%,
       6/01/11 .................................................................................        1,000,000          1,019,010
       6/01/12 .................................................................................        1,000,000          1,021,940
  Burbank USD, GO,
       Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/15 ......        4,600,000          3,275,384
       Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/16 ......        4,670,000          3,169,249
       Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ................................        2,500,000          2,556,400
  Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 .......................        5,045,000          5,055,292
  California Educational Facilities Authority Revenue,
       Pooled College and University Projects, Series B, Pre-Refunded, 6.125%, 4/01/13 .........        1,000,000          1,025,870
       Stanford University, Refunding, Series R, 4.00%, 11/01/11 ...............................        1,000,000          1,021,980
  California Health Facilities Financing Authority Revenue,
       The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ........................        1,350,000          1,397,776
       The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 .........................        1,200,000          1,249,884
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .......................................        5,000,000          5,187,350
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .......................................        2,000,000          2,073,900
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................................        3,850,000          3,988,292
       Paradise Valley Estates, Refunding, California Mortgage Insured, 3.875%, 1/01/09 ........        1,555,000          1,539,201
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 ........        1,000,000          1,007,140
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 .........        1,480,000          1,540,754
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 ........        1,000,000          1,023,630
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 .........        1,815,000          1,926,731
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 .........        1,635,000          1,732,054
       Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .......................        3,750,000          3,828,637


50 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ....     $    345,000     $      350,451
  California State Department of Water Resources Central Valley Project Revenue, Water System,
       Refunding, Series S, 5.00%, 12/01/19 ....................................................        1,915,000          1,956,881
       Series S, Pre-Refunded, 5.00%, 12/01/19 .................................................        2,085,000          2,133,810
  California State Department of Water Resources Power Supply Revenue, Series A,
       5.50%, 5/01/12 ..........................................................................        2,000,000          2,173,440
       Pre-Refunded, 5.125%, 5/01/18 ...........................................................        2,500,000          2,711,400
  California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .........................       10,670,000         11,555,823
  California State GO,
       5.25%, 6/01/16 ..........................................................................          630,000            637,321
       Pre-Refunded, 5.00%, 11/01/12 ...........................................................        1,335,000          1,421,294
       Refunding, 4.00%, 2/01/10 ...............................................................        6,900,000          6,967,482
       Refunding, 5.00%, 11/01/12 ..............................................................          665,000            703,151
       Refunding, 5.25%, 2/01/14 ...............................................................        4,000,000          4,353,920
       Refunding, MBIA Insured, 5.00%, 2/01/18 .................................................        1,175,000          1,202,589
       Veterans, Refunding, Series B, 5.00%, 12/01/12 ..........................................        2,000,000          2,000,000
       Veterans, Refunding, Series B, 5.25%, 12/01/15 ..........................................        2,310,000          2,389,302
       Veterans, Refunding, Series B, 5.375%, 12/01/16 .........................................          605,000            605,000
  California State Public Works Board Lease Revenue,
       Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..................        1,325,000          1,355,926
       University of California Research Project, Series E, 5.00%, 10/01/23 ....................        3,910,000          4,196,525
       University of California Research Project, Series E, 5.00%, 10/01/24 ....................        2,310,000          2,475,442
       Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ......        1,555,000          1,587,142
  California Statewide CDA, COP,
       Kaiser Permanente, ETM, 5.30%, 12/01/15 .................................................        2,000,000          2,125,340
       St. Joseph Health System, Refunding, 5.00%, 7/01/12 .....................................        2,180,000          2,236,811
       St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ...............................        1,005,000          1,038,105
  California Statewide CDA Revenue,
       Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 ........................        1,000,000          1,067,900
       Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ......        3,000,000          3,174,690
       Kaiser Permanente, Mandatory Put 5/01/11, Series I, 3.45%, 4/01/35 ......................        5,000,000          4,895,450
       Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 .....................       10,000,000          9,985,200
       Mission Community, California Mortgage Insured, 4.40%, 11/01/10 .........................        1,100,000          1,118,139
       Mission Community, California Mortgage Insured, 4.50%, 11/01/11 .........................        1,145,000          1,173,373
       Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 ...............................          460,000            461,762
       Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 ...............................          480,000            488,366
  Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
     9/02/24 ...................................................................................        1,000,000          1,019,400
  Central California Joint Powers Health Financing Authority COP, Community Hospitals of
     Central California,
       5.125%, 2/01/13 .........................................................................        1,375,000          1,415,439
       5.25%, 2/01/14 ..........................................................................        1,435,000          1,485,268
       5.75%, 2/01/16 ..........................................................................        1,585,000          1,666,342
  Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
     Refunding, MBIA Insured, 5.00%, 7/01/17 ...................................................        2,000,000          2,057,200
  Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
     3.00%, 11/01/11 ...........................................................................        2,585,000          2,491,475


                                                          Semiannual Report | 51

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 .........................     $  1,860,000     $    1,943,495
  Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 .................        4,105,000          4,186,074
  Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
     8/01/17 ...................................................................................        5,235,000          3,387,045
  Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ....................................        1,000,000          1,002,050
  Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
       5.00%, 9/01/08 ..........................................................................        2,965,000          3,014,338
       5.50%, 9/01/15 ..........................................................................        1,180,000          1,216,899
  Conejo Valley USD, GO, Election of 1998,
       Series C, FSA Insured, zero cpn., 8/01/17 ...............................................        2,500,000          1,625,900
       Series D, FGIC Insured, 4.50%, 8/01/18 ..................................................        3,850,000          4,005,270
       Series D, FGIC Insured, 4.50%, 8/01/19 ..................................................        4,000,000          4,129,480
  Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%, 8/01/18 ...        2,450,000          2,557,114
  Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ..........................        2,235,000          2,286,338
  Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%,
     10/01/16 ..................................................................................        2,630,000          2,707,375
  Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ........          855,000            912,080
  Fairfield Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
     5/01/12 ...................................................................................          600,000            633,336
  Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
     10/01/17 ..................................................................................        1,275,000          1,363,804
  Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
     1/15/16 ...................................................................................        1,000,000          1,049,700
  Fremont UHSD Santa Clara County GO, Series C, FSA Insured, Pre-Refunded, 4.25%, 9/01/13 ......        1,310,000          1,357,265
  Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 .....................        1,355,000          1,458,414
  Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
     Project, 5.00%, 4/01/12 ...................................................................        2,390,000          2,449,535
  Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%, 9/01/12 ..        1,955,000          2,020,825
  Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
     Refunding, AMBAC Insured, 4.25%, 10/01/13 .................................................        2,025,000          2,098,163
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
     5.00%, 6/01/12 ............................................................................        1,500,000          1,595,490
  Hi-Desert Memorial Health Care District Revenue, Refunding, 5.125%, 10/01/07 .................          650,000            653,120
  Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
     AMBAC Insured,
       4.125%, 8/01/14 .........................................................................        2,140,000          2,195,126
       4.25%, 8/01/15 ..........................................................................        2,080,000          2,140,050
  Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
     Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .......................................        1,000,000          1,049,720
  Irvine 1915 Act GO, AD No. 03-19, Group 2, Refunding,
       4.875%, 9/02/16 .........................................................................        1,000,000          1,020,120
       5.00%, 9/02/18 ..........................................................................        1,000,000          1,024,870
       5.125%, 9/02/19 .........................................................................        1,000,000          1,028,960


52 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Irvine 1915 Act Special Assessment, AD No. 00-18,
       Group 2, 4.375%, 9/02/10 ................................................................     $    885,000     $      896,461
       Group 2, 4.70%, 9/02/12 .................................................................        1,475,000          1,514,736
       Group 2, 4.80%, 9/02/13 .................................................................        1,175,000          1,211,049
       Group 2, 5.125%, 9/02/17 ................................................................        1,705,000          1,757,275
       Group 3, 4.75%, 9/02/15 .................................................................        1,000,000          1,017,070
       Group 3, 5.00%, 9/02/17 .................................................................        1,000,000          1,029,020
  Irvine USD Financing Authority Special Tax, Series A,
       4.70%, 9/01/15 ..........................................................................        1,095,000          1,114,436
       4.80%, 9/01/17 ..........................................................................        1,400,000          1,429,218
       4.875%, 9/01/18 .........................................................................        1,570,000          1,605,733
       5.00%, 9/01/20 ..........................................................................        1,150,000          1,183,672
  Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
     1/01/18 ...................................................................................        1,735,000          1,799,195
  Lake Elsinore PFA Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 .............          645,000            646,761
       Series A, 5.00%, 9/01/09 ................................................................          945,000            956,661
  Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ..................        1,000,000          1,024,990
  Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ..............        2,000,000          2,075,360
  Lemon Grove CDA Tax Allocation, 1998, Refunding,
       5.10%, 8/01/07 ..........................................................................          205,000            205,810
       5.20%, 8/01/08 ..........................................................................          215,000            217,419
  Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
     12/01/19 ..................................................................................        5,000,000          5,203,950
  Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
     5/01/17 ...................................................................................        1,000,000          1,087,140
  Los Altos School District GO, Refunding, AMBAC Insured, 5.00%, 8/01/22 .......................        5,000,000          5,410,900
  Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
     AMBAC Insured, 3.00%, 8/15/12 .............................................................        4,525,000          4,357,032
  Los Angeles County MTA, Sales Tax Revenue, Proposition A, first tier, Refunding, Series A,
     FSA Insured, 5.00%, 7/01/15 ...............................................................        5,345,000          5,581,142
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
     Refunding, Series A, FSA Insured, 5.00%, 10/01/17 .........................................        1,000,000          1,069,490
  Los Angeles USD, GO,
       Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 ................................        2,035,000          2,179,200
       Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/21 ...............................        8,420,000          9,100,252
       Refunding, MBIA Insured, 5.25%, 7/01/13 .................................................        3,500,000          3,827,425
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/21 .....................................       10,895,000         11,697,199
  Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ...............................          300,000            303,054
  M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
       4.25%, 7/01/11 ..........................................................................        5,055,000          5,204,931
       5.00%, 7/01/18 ..........................................................................        1,000,000          1,050,380
  Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
     Put 11/15/16, FNMA Insured,
       3.90%, 11/15/36 .........................................................................        3,540,000          3,548,496
       3.95%, 11/15/36 .........................................................................        1,460,000          1,463,504


                                                          Semiannual Report | 53

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Metropolitan Water District Southern California GO, Waterworks, Series B, Pre-Refunded,
       4.125%, 3/01/13 .........................................................................     $  1,000,000     $    1,022,790
       4.25%, 3/01/14 ..........................................................................        1,000,000          1,027,580
       4.30%, 3/01/15 ..........................................................................        1,000,000          1,029,500
  Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
       8/01/18 .................................................................................        1,455,000            898,302
       8/01/19 .................................................................................        1,480,000            871,069
  Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%,
       8/01/17 .................................................................................        2,000,000          2,160,740
       8/01/18 .................................................................................        2,300,000          2,476,985
  Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 4.25%, 8/01/14 ..............................        1,585,000          1,646,292
  Moulton-Niguel Water District GO, Consolidated, Refunding, AMBAC Insured, 5.00%,
     9/01/16 ...................................................................................        3,520,000          3,800,122
  Murrieta COP, Road Improvement Project, 6.00%,
       4/01/07 .................................................................................          235,000            236,297
       4/01/08 .................................................................................          245,000            250,020
  Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .................................        1,040,000          1,063,556
  Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
     5.375%, 8/15/12 ...........................................................................        1,500,000          1,538,730
  Orange County CFD Special Tax,
       No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 ........................................        1,000,000          1,025,820
       No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 ........................................        1,000,000          1,028,720
       No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 ........................................        1,285,000          1,324,334
       No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 ........................................        1,000,000          1,030,690
       No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 ........................................        1,000,000          1,035,680
       No. 04-1, Ladera Ranch, Series A, 4.70%, 8/15/18 ........................................        1,765,000          1,787,945
       No. 04-1, Ladera Ranch, Series A, 4.80%, 8/15/19 ........................................        1,945,000          1,971,296
       No. 04-1, Ladera Ranch, Series A, 4.85%, 8/15/20 ........................................        2,000,000          2,025,860
  Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ......................        1,500,000          1,554,705
  Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
     12/01/12 ..................................................................................        1,435,000          1,449,967
  Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 .....................................        1,000,000          1,032,060
  Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, Pre-Refunded, 5.00%,
     8/01/16 ...................................................................................        1,500,000          1,624,680
  Palm Desert Financing Authority Tax Allocation Revenue,
       Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 ..................        7,690,000          8,229,684
       Refunding, MBIA Insured, 4.75%, 8/01/18 .................................................        1,050,000          1,106,606
  Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
     5.35%, 12/01/16 ...........................................................................        1,000,000          1,084,790
  Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 4.50%,
     6/15/14 ...................................................................................        4,595,000          4,796,031
  Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ..............................        1,000,000          1,064,320
  Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
     Series B, ETM, 5.35%, 5/15/13 .............................................................        2,000,000          2,088,420
  Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
     5.00%,
       11/01/18 ................................................................................        1,540,000          1,651,111
       11/01/19 ................................................................................        1,615,000          1,725,337


54 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Riverside County Housing Authority MFHR, Brandon Place Apartments, Mandatory Put 7/01/09,
     Series B, FNMA Insured, 5.625%, 7/01/29 ...................................................     $    980,000     $      999,600
  Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 ..................        1,000,000          1,019,440
  Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 .............        1,465,000          1,559,229
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
     County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/18 ...............................        9,155,000          9,886,027
  Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
     7/01/21 ...................................................................................        3,305,000          3,566,591
  San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .......        2,000,000          2,101,380
  San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%, 10/01/22 .....        3,215,000          3,469,403
  San Francisco BART District Sales Tax Revenue, Refunding, Series A, MBIA Insured, 5.00%,
     7/01/20 ...................................................................................        5,000,000          5,390,600
  San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ..........        3,650,000          3,745,849
  San Francisco City and County Redevelopment Financing Authority Tax Allocation,
     Redevelopment Projects, Series A, Pre-Refunded, zero cpn., 8/01/17 ........................        3,825,000          2,243,477
  San Joaquin County COP,
       General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .......................        1,000,000          1,042,420
       Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ....................        1,340,000          1,426,993
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter, 1/15/16 ......................        3,000,000          3,054,510
  San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%, 4/01/12 .......        4,360,000          4,457,926
  San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
     MBIA Insured,
       ETM, 5.10%, 10/01/09 ....................................................................          515,000            536,197
       Pre-Refunded, 5.30%, 10/01/11 ...........................................................          350,000            377,787
  Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/19 .................................................................................        1,325,000          1,450,623
       8/01/20 .................................................................................        1,510,000          1,647,304
  Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 ............................        1,405,000          1,453,557
  Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ..............        3,125,000          2,325,375
  Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .........        1,720,000          1,773,733
  Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding,
     Series A, AMBAC Insured, 4.50%, 5/15/12 ...................................................        2,900,000          2,958,058
  Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
       4.00%, 5/01/12 ..........................................................................          525,000            531,221
       4.25%, 5/01/14 ..........................................................................          840,000            858,950
       4.25%, 5/01/15 ..........................................................................          875,000            892,281
       4.25%, 11/01/15 .........................................................................          670,000            683,233
  South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
     Refunding, FSA Insured, 3.25%, 8/01/11 ....................................................        1,000,000            983,270
  South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1, XLCA
     Insured, 5.00%, 9/01/16 ...................................................................        2,000,000          2,145,960
  South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
       5.35%, 10/01/07 .........................................................................          995,000          1,008,602
       5.45%, 10/01/08 .........................................................................        1,040,000          1,074,455
  Stockton Health Facilities Revenue, Dameron Hospital Assn., Refunding, Series A, 5.35%,
     12/01/09 ..................................................................................          385,000            397,355


                                                          Semiannual Report | 55

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A, FSA
     Insured, 5.75%, 7/01/11 ...................................................................     $  1,295,000     $    1,334,795
  Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ...................        1,025,000          1,048,719
  Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 ............................................        1,000,000          1,022,740
  Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset-Backed
     Bonds, Series B,
       ETM, 4.25%, 6/01/09 .....................................................................          880,000            893,869
       ETM, 4.375%, 6/01/10 ....................................................................        1,665,000          1,707,607
       ETM, 4.50%, 6/01/11 .....................................................................        1,540,000          1,597,257
       Pre-Refunded, 4.60%, 6/01/12 ............................................................        1,760,000          1,832,565
       Pre-Refunded, 4.70%, 6/01/13 ............................................................        1,500,000          1,567,905
       Pre-Refunded, 4.80%, 6/01/14 ............................................................          725,000            760,750
  Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ........        1,000,000          1,056,150
  University of California Revenues,
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/21 ..................................        5,000,000          5,334,550
       Multiple Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 .......................        1,380,000          1,403,432
       Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 ............................        3,645,000          3,813,800
  Victor Valley UHSD, COP, Refunding, AMBAC Insured, 5.00%, 11/15/21 ...........................        1,140,000          1,225,204
  West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 .............................        1,875,000          1,912,537
  Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
       6/01/11 .................................................................................        1,060,000          1,102,845
       6/01/12 .................................................................................        2,225,000          2,326,660
       6/01/13 .................................................................................        2,335,000          2,450,956
  Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
       5.00%, 9/01/15 ..........................................................................        1,080,000          1,175,094
       5.25%, 9/01/20 ..........................................................................        1,325,000          1,446,039
                                                                                                                      --------------
                                                                                                                         465,920,307
                                                                                                                      --------------
  U.S. TERRITORIES 2.1%
  PUERTO RICO 0.6%
  Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 .................        2,500,000          2,797,150
                                                                                                                      --------------
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien,
       Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ...................................        4,150,000          4,293,798
       Refunding, Series A, 5.30%, 10/01/11 ....................................................        1,000,000          1,029,220
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
     7/01/09 ...................................................................................        2,000,000          2,020,020
                                                                                                                      --------------
                                                                                                                           7,343,038
                                                                                                                      --------------
  TOTAL U.S. TERRITORIES .......................................................................                          10,140,188
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $462,722,175) ..............................................                         476,060,495
                                                                                                                      --------------


56 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.6%
  MUNICIPAL BONDS 0.6%
  CALIFORNIA 0.6%
a California State Department of Water Resources Power Supply Revenue,
       Refunding, Sub Series F-1, Daily VRDN and Put, 3.80%, 5/01/19 ...........................     $    100,000     $      100,000
       Series B-6, Daily VRDN and Put, 3.80%, 5/01/22 ..........................................          200,000            200,000
a California State GO, Series A-3, Daily VRDN and Put, 3.75%, 5/01/33 ..........................          200,000            200,000
a Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.75%, 7/01/34 ............................................................................          500,000            500,000
a Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.83%,
     8/01/30 ...................................................................................        1,850,000          1,850,000
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,850,000) ...............................................                           2,850,000
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $465,572,175) 99.4% ..................................................                         478,910,495
  OTHER ASSETS, LESS LIABILITIES 0.6% ..........................................................                           2,798,030
                                                                                                                      --------------
  NET ASSETS 100.0% ............................................................................                      $  481,708,525
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 66.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                                              ---------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                              DECEMBER 31, 2006          YEAR ENDED JUNE 30,
                                                                                 (UNAUDITED)         2006       2005         2004 f
                                                                              ---------------------------------------------------
CLASS A

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................       $   9.80        $  9.94   $   9.91   $    10.00
                                                                              ---------------------------------------------------
Income from investment operations a:
   Net investment income b ................................................           0.13           0.21       0.15         0.11
   Net realized and unrealized gains (losses) .............................           0.07          (0.14)      0.03        (0.10)
                                                                              ---------------------------------------------------
Total from investment operations ..........................................           0.20           0.07       0.18         0.01
                                                                              ---------------------------------------------------
Less distributions from net investment income .............................          (0.14)         (0.21)     (0.15)       (0.10)
                                                                              ---------------------------------------------------
Redemption fees ...........................................................             --             --         -- e         --
                                                                              ---------------------------------------------------
Net asset value, end of period ............................................       $   9.86        $  9.80   $   9.94   $     9.91
                                                                              ===================================================

Total return c ............................................................           2.00%          0.74%      1.81%        0.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................       $ 10,442        $11,149   $ 16,318   $   16,244
Ratios to average net assets:
   Expenses before waiver and payments by affiliates ......................           1.17% d        1.10%      1.05%        1.20% d
   Expenses net of waiver and payments by affiliates ......................           0.50% d        0.50%      0.50%        0.50% d
   Net investment income ..................................................           2.67% d        2.10%      1.48%        1.30% d
Portfolio turnover rate ...................................................          15.85%         24.19%      5.43%        7.42%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     Amount rounds to less than $0.01 per share.

f     For the period September 2, 2003 (commencement of operations) to June 30,
      2004.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 68.7%
  MUNICIPAL BONDS 68.7%
  CALIFORNIA 58.9%
  Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ............     $   120,000      $      116,544
  California Educational Facilities Authority Revenue, Santa Clara University, Refunding,
     Series A, FSA Insured, 2.625%, 9/01/09 ....................................................         100,000              96,937
  California Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series G,
     5.00%, 7/01/09 ............................................................................         750,000             770,482
  California State Economic Recovery GO, Series A, 5.00%, 1/01/09 ..............................         415,000             426,151
  California State GO, Refunding, FSA Insured, 5.25%, 2/01/10 ..................................         445,000             466,445
  California State Public Works Board Lease Revenue, Department of Corrections, Series C, 5.00%,
     6/01/07 ...................................................................................         500,000             502,865
  California Statewide CDA Revenue,
       Kaiser Permanente, Mandatory Put 5/01/07, Series G, 2.30%, 4/01/34 ......................         400,000             397,644
       Viewpoint School, Refunding, ACA Insured, 3.50%, 10/01/08 ...............................         320,000             314,150
  Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%, 8/01/08 ...         100,000              97,933
  Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
       2.00%, 9/01/07 ..........................................................................         100,000              98,565
       2.125%, 9/01/08 .........................................................................         105,000             101,777
  Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 ......................         110,000             109,182
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
     Refunding, Series A, FSA Insured, 4.00%, 10/01/08 .........................................         500,000             504,420
  Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .....................         100,000             101,563
  Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 .........................         250,000             244,210
  North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
     2.125%, 8/01/08 ...........................................................................         500,000             484,785
  Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%, 7/01/07 .......         105,000             104,167
  Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
     6/15/09 ...................................................................................         100,000              98,117
  Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
     8/01/10 ...................................................................................         100,000             101,563
  Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
     7/01/08 ...................................................................................       1,000,000           1,006,910
                                                                                                                      --------------
                                                                                                                           6,144,410
                                                                                                                      --------------
  U.S. TERRITORIES 9.8%
  GUAM 2.3%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .......         250,000             241,788
                                                                                                                      --------------
  PUERTO RICO 7.5%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
     Series C, MBIA Insured, 5.00%, 7/01/28 ....................................................         370,000             377,888
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
     5.00%, 12/01/08 ...........................................................................         400,000             407,856
                                                                                                                      --------------
                                                                                                                             785,744
                                                                                                                      --------------
  TOTAL U.S. TERRITORIES .......................................................................                           1,027,532
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $7,249,552) ................................................                           7,171,942
                                                                                                                      --------------


                                                          Semiannual Report | 59

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 29.8%
  MUNICIPAL BONDS 29.8%
  CALIFORNIA 25.9%
a California State Department of Water Resources Power Supply Revenue, Series C-7, FSA Insured,
     Weekly VRDN and Put, 3.75%, 5/01/22 .......................................................      $ 400,000       $      400,000
  California Statewide CDA Revenue, TRAN, Series A-1, 4.50%, 6/29/07 ...........................        500,000              502,330
  Los Angeles County Schools Pooled Financing Program COP, GO, TRAN, Series A, 4.50%,
     6/29/07 ...................................................................................        500,000              502,325
a Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily VRDN
     and Put, 3.80%, 7/01/35 ...................................................................        400,000              400,000
a Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
     3.75%, 7/01/34 ............................................................................        200,000              200,000
a Metropolitan Water District Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 3.75%, 7/01/35 ...............................        200,000              200,000
       Series C-2, Daily VRDN and Put, 3.75%, 7/01/36 ..........................................        100,000              100,000
a Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
       Series A, Weekly VRDN and Put, 3.88%, 10/01/26 ..........................................        100,000              100,000
       Series B, Weekly VRDN and Put, 3.88%, 10/01/26 ..........................................        100,000              100,000
a Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.83%,
     8/01/30 ...................................................................................        200,000              200,000
                                                                                                                      --------------
                                                                                                                           2,704,655
                                                                                                                      --------------
  U.S. TERRITORIES 3.9%
  PUERTO RICO 3.9%
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/07 ......        405,000              405,599
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,110,269) ...............................................                           3,110,254
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $10,359,821) 98.5% ...................................................                          10,282,196
  OTHER ASSETS, LESS LIABILITIES 1.5% ..........................................................                             159,547
                                                                                                                      --------------
  NET ASSETS 100.0% ............................................................................                      $   10,441,743
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 66.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     DECEMBER 31, 2006                      YEAR ENDED JUNE 30,
CLASS A                                                 (UNAUDITED)           2006        2005        2004        2003         2002
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $    1.00        $    1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                                     ------------------------------------------------------------------------------
Income from investment operations - net
   investment income .............................          0.014            0.023       0.012       0.004       0.007        0.012
Less distributions from net investment income ....         (0.014)          (0.023)     (0.012)     (0.004)     (0.007)      (0.012)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ...................      $    1.00        $    1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                                     ==============================================================================
Total return a ...................................           1.45%            2.33%       1.20%       0.38%       0.71%        1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $ 655,718        $ 610,593   $ 688,121   $ 631,895   $ 671,392   $  679,788
Ratios to average net assets:
   Expenses ......................................           0.56% b          0.55%       0.56%       0.56%       0.56%        0.56%
   Net investment income .........................           2.89% b          2.30%       1.22%       0.38%       0.71%        1.20%

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

b     Annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 61

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 99.8%
  MUNICIPAL BONDS 99.8%
  CALIFORNIA 99.8%
a Alameda County IDAR, United Manufacturing Project, Series A, Weekly VRDN and Put, 3.80%,
    6/01/30 ....................................................................................     $  1,000,000     $    1,000,000
a Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.80%, 4/01/36 .............................       12,500,000         12,500,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 3.69%, 4/01/39 .............................       17,200,000         17,200,000
a Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
    3.80%, 12/01/10 ............................................................................        1,112,000          1,112,000
a California Health Facilities Financing Authority Revenue,
      Catholic Healthcare West, Refunding, MBIA Insured, Weekly VRDN and Put, 3.76%,
        7/01/16 ................................................................................        3,955,000          3,955,000
      Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 3.84%, 10/01/10 ........        1,800,000          1,800,000
      Scripps Health, Refunding, Series A, MBIA Insured, Weekly VRDN and Put, 3.55%,
        10/01/22 ...............................................................................        3,200,000          3,200,000
a California Infrastructure and Economic Development Bank Revenue,
      Goodwill Industries Orange County, Weekly VRDN and Put, 3.66%, 3/01/31 ...................        2,000,000          2,000,000
      Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured, Weekly
        VRDN and Put, 3.77%, 4/01/08 ...........................................................        3,300,000          3,300,000
      Independent System Operating Corp. Project, Refunding, Series C, MBIA Insured, Weekly
        VRDN and Put, 3.75%, 4/01/09 ...........................................................        8,000,000          8,000,000
      J. Paul Getty Trust, Mandatory Put 2/02/07, Refunding, Series B, Annual VRDN and Put,
        3.25%, 4/01/33 .........................................................................        9,000,000          9,000,000
      San Francisco Ballet Assn., FGIC Insured, Daily VRDN and Put, 3.90%, 7/01/36 .............        2,100,000          2,100,000
  California School Cash Reserve Program Authority COP, 2006-2007 TRAN, Series A, 4.50%,
    7/06/07 ....................................................................................       20,000,000         20,098,453
a California State Department of Water Resources Power Supply Revenue,
      Refunding, Sub Series F-1, Daily VRDN and Put, 3.80%, 5/01/19 ............................        4,500,000          4,500,000
      Series B-4, Daily VRDN and Put, 3.75%, 5/01/22 ...........................................        3,235,000          3,235,000
      Series B-5, Daily VRDN and Put, 3.75%, 5/01/22 ...........................................        8,000,000          8,000,000
      Series B-6, Daily VRDN and Put, 3.80%, 5/01/22 ...........................................        1,715,000          1,715,000
      Series C-5, Weekly VRDN and Put, 3.84%, 5/01/22 ..........................................        5,000,000          5,000,000
      Series C-8, Weekly VRDN and Put, 3.75%, 5/01/22 ..........................................        7,600,000          7,600,000
      Series C-12, Weekly VRDN and Put, 3.73%, 5/01/22 .........................................        6,700,000          6,700,000
a California State Economic Development Financing Authority Revenue,
      Calco Project, Weekly VRDN and Put, 3.87%, 4/01/27 .......................................        1,360,000          1,360,000
      KQED Inc. Project, Refunding, Weekly VRDN and Put, 3.80%, 4/01/20 ........................          900,000            900,000
a California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 3.75%, 7/01/23 ...........................................       12,600,000         12,600,000
      Series C-8, Daily VRDN and Put, 3.75%, 7/01/23 ...........................................        2,700,000          2,700,000
      Series C-9, Daily VRDN and Put, 3.75%, 7/01/23 ...........................................        1,500,000          1,500,000
      Series C-14, XLCA Insured, Weekly VRDN and Put, 3.73%, 7/01/23 ...........................       30,300,000         30,300,000
a California State GO,
      Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.75%, 5/01/34 .......        3,150,000          3,150,000
      Kindergarten-University, Series A-5, Daily VRDN and Put, 3.75%, 5/01/34 ..................          800,000            800,000
      Kindergarten-University, Series B-3, Daily VRDN and Put, 3.80%, 5/01/34 ..................        6,800,000          6,800,000
      Refunding, Series B, Sub Series B-7, Daily VRDN and Put, 3.78%, 5/01/40 ..................        2,700,000          2,700,000
      Series A-3, Daily VRDN and Put, 3.75%, 5/01/33 ...........................................        6,900,000          6,900,000
      Series B-1, Weekly VRDN and Put, 3.80%, 5/01/33 ..........................................        5,000,000          5,000,000
      Series C-2, Weekly VRDN and Put, 3.73%, 5/01/33 ..........................................        6,700,000          6,700,000


62 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State University Revenue, TECP, 3.53%, 1/08/07 ....................................     $ 30,065,000     $   30,065,000
  California Statewide CDA Revenue,
      a Museum of Art Project, Series C, FGIC Insured, Weekly VRDN and Put, 3.71%, 12/01/34 ....        5,075,000          5,075,000
      a North Peninsula Jewish, Daily VRDN and Put, 3.92%, 7/01/34 .............................        3,000,000          3,000,000
        TRAN, Series A-1, 4.50%, 6/29/07 .......................................................       15,000,000         15,066,789
a Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
    Put, 3.73%, 9/01/14 ........................................................................          400,000            400,000
a Chico MFMR, Webb Homes Project, Monthly VRDN and Put, 3.55%, 1/01/10 .........................        1,020,000          1,020,000
a Commerce Joint Powers Financing Authority IDR, Weekly VRDN and Put, 3.80%, 11/01/14 ..........        1,355,000          1,355,000
a East Bay MUD Wastewater System Revenue, Refunding, Sub Series 2, XLCA Insured, Weekly
    VRDN and Put, 3.84%, 6/01/38 ...............................................................        4,650,000          4,650,000
a Eastern Municipal Water District Water and Sewer Revenue COP, Refunding, Series B, MBIA
    Insured, Weekly VRDN and Put, 3.73%, 7/01/33 ...............................................        2,360,000          2,360,000
a Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and Put,
    3.73%, 7/01/29 .............................................................................       15,000,000         15,000,000
a Fremont PFA, COP, Weekly VRDN and Put, 3.84%, 8/01/30 ........................................        5,400,000          5,400,000
a Grant Joint UHSD, COP,
      School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.73%,
        9/01/34 ................................................................................        4,900,000          4,900,000
      Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 3.73%, 7/01/37 .........       10,000,000         10,000,000
a Hillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly VRDN and
    Put, 3.82%, 6/01/30 ........................................................................        4,100,000          4,100,000
a Irvine 1915 Act Special Assessment,
      AD No. 00-18, Series A, Daily VRDN and Put, 3.80%, 9/02/26 ...............................        3,027,000          3,027,000
      AD No. 03-19, Series A, Daily VRDN and Put, 3.80%, 9/02/29 ...............................        3,867,000          3,867,000
      AD No. 03-19, Series B, Daily VRDN and Put, 3.88%, 9/02/29 ...............................        1,105,000          1,105,000
      AD No. 93-14, Daily VRDN and Put, 3.75%, 9/02/25 .........................................        1,956,000          1,956,000
      AD No. 94-13, Daily VRDN and Put, 3.80%, 9/02/22 .........................................        2,900,000          2,900,000
      AD No. 97-13, Daily VRDN and Put, 3.80%, 9/02/23 .........................................        2,954,000          2,954,000
a Irvine Ranch Water District GO,
      Consolidated ID, Daily VRDN and Put, 3.63%, 6/01/15 ......................................        2,575,000          2,575,000
      District Nos. 105 140 240 and 250, Daily VRDN and Put, 3.75%, 1/01/21 ....................        4,700,000          4,700,000
a Irvine Ranch Water District Revenue, District Nos. 105 140 240 105 and 250, Daily VRDN
    and Put, 3.80%, 4/01/33 ....................................................................          500,000            500,000
a Los Angeles COP,
      Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 3.80%, 8/01/35 .....................        1,300,000          1,300,000
      Samuel A Fryer Yavney, Series A, Weekly VRDN and Put, 3.80%, 8/01/21 .....................        3,700,000          3,700,000
  Los Angeles County GO, TRAN, Series A, 4.50%, 6/29/07 ........................................       20,000,000         20,094,706
a Los Angeles County Pension Obligation Revenue, Refunding,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.71%, 6/30/07 .............................          500,000            500,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 3.71%, 6/30/07 .............................        1,200,000          1,200,000
  Los Angeles County Schools Pooled Financing Program COP, GO, TRAN, Series A, 4.50%,
    6/29/07 ....................................................................................       10,000,000         10,047,353
a Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-4, Weekly
    VRDN and Put, 3.75%, 7/01/35 ...............................................................        6,650,000          6,650,000
a Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 3.80%, 7/01/10 ...............          145,507            145,507
a Los Angeles Wastewater System Revenue, Refunding, Sub Series A, FGIC Insured, Weekly
    VRDN and Put, 3.73%, 12/01/31 ..............................................................        4,895,000          4,895,000


                                                          Semiannual Report | 63

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Los Angeles Water and Power Revenue, Refunding, Sub Series B-5, Weekly VRDN and Put,
    3.82%, 7/01/34 ...........................................................................       $  3,700,000     $    3,700,000
a M-S-R Public Power Agency San Juan Project Revenue, sub. lien, Refunding, Series F, MBIA
    Insured, Daily VRDN and Put, 3.90%, 7/01/22 ..............................................          7,135,000          7,135,000
a Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.70%, 6/01/23 ................          6,270,000          6,270,000
      Refunding, Series B-1, Daily VRDN and Put, 3.80%, 7/01/35 ..............................          3,400,000          3,400,000
      Refunding, Series B-3, Daily VRDN and Put, 3.75%, 7/01/35 ..............................            700,000            700,000
      Refunding, Series B-4, Weekly VRDN and Put, 3.71%, 7/01/35 .............................          7,000,000          7,000,000
      Refunding, Series C-1, Weekly VRDN and Put, 3.70%, 7/01/30 .............................          3,000,000          3,000,000
      Series C, Weekly VRDN and Put, 3.74%, 7/01/28 ..........................................         13,200,000         13,200,000
a Murrieta Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
    and Put, 3.73%, 6/01/23 ..................................................................          1,700,000          1,700,000
a Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
    Series A, MBIA Insured, Weekly VRDN and Put, 3.72%, 7/01/23 ..............................          8,700,000          8,700,000
a Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 3.82%, 12/01/15 ...............          5,300,000          5,300,000
a Orange County Apartment Development Revenue, Aliso Creek Project Refunding, Series B,
    Weekly VRDN and Put, 3.70%, 11/01/22 .....................................................          7,000,000          7,000,000
a Orange County Sanitation District COP, Daily VRDN and Put, 3.75%, 2/01/36 ..................         21,900,000         21,900,000
a Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
    and Put, 3.73%, 9/01/31 ..................................................................            700,000            700,000
a Rancho Water District Financing Authority Revenue, Refunding, Series A, FGIC Insured, Weekly
    VRDN and Put, 3.70%, 8/01/29 .............................................................          5,200,000          5,200,000
  Ravenswood City School District Revenue, TRAN, 4.50%, 7/05/07 ..............................          2,555,000          2,564,986
a Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center, Series B,
    MBIA Insured, Weekly VRDN and Put, 3.72%, 11/01/32 .......................................          5,000,000          5,000,000
a Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and
    Put, 3.70%, 12/01/15 .....................................................................          1,500,000          1,500,000
  Riverside County Teeter Obligation Revenue, TECP, 3.45%, 1/11/07 ...........................          6,000,000          6,000,000
a Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
    3.84%, 6/01/20 ...........................................................................         15,065,000         15,065,000
  Sacramento County GO, TRAN, 4.50%, 7/17/07 .................................................         15,000,000         15,070,024
a Sacramento County Sanitation District Financing Authority Revenue, Series C, Weekly VRDN
    and Put, 3.80%, 12/01/30 .................................................................         28,600,000         28,600,000
a San Francisco City and County RDA, MFR, Fillmore Center, Refunding, Series B-2, Weekly
    VRDN and Put, 3.81%, 12/01/17 ............................................................          1,000,000          1,000,000
a San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 3.71%,
    7/01/26 ..................................................................................          5,000,000          5,000,000
a San Mateo UHSD, COP, School Facility Bridge Funding Program, FSA Insured, Daily VRDN and
    Put, 3.73%, 9/01/34 ......................................................................          9,800,000          9,800,000
a Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
    Series A, FNMA Insured, Weekly VRDN and Put, 3.75%, 12/15/25 .............................          5,000,000          5,000,000
a South Placer Wastewater Authority Wastewater Revenue, Series B, FGIC Insured, Weekly VRDN
    and Put, 3.83%, 11/01/35 .................................................................         15,400,000         15,400,000
a Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
    Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 3.72%, 7/01/17 ..................            700,000            700,000


64 | Semiannual Report

Franklin California Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
a Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission, Refunding,
      AMBAC Insured, Weekly VRDN and Put, 3.72%, 7/01/19 .....................................       $ 13,315,000     $   13,315,000
      Series A, FSA Insured, Weekly VRDN and Put, 3.71%, 7/01/23 .............................          1,000,000          1,000,000
      Series B, FSA Insured, Weekly VRDN and Put, 3.75%, 7/01/23 .............................          6,600,000          6,600,000
a Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
    Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 3.84%, 1/01/10 ............          3,000,000          3,000,000
a Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and
    Put, 3.92%, 1/01/31 ......................................................................          1,900,000          1,900,000
a Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN
    and Put, 3.80%, 9/02/13 ..................................................................         16,569,000         16,569,000
a Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly VRDN
    and Put, 3.75%, 7/15/29 ..................................................................          2,000,000          2,000,000
a Upland CRDA, MFHR, FNMA Insured, Weekly VRDN and Put, 3.75%, 2/15/30 .......................          1,000,000          1,000,000
a Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 3.73%, 5/15/22 ...........          1,985,000          1,985,000
a WateReuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.84%, 5/01/28 ......         17,775,000         17,775,000
a Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 3.73%,
    8/01/23 ..................................................................................          4,800,000          4,800,000
a Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
    Treatment, Daily VRDN and Put, 3.83%, 4/01/28 ............................................            950,000            950,000
                                                                                                                      --------------
  TOTAL SHORT TERM INVESTMENTS (COST $654,432,818) 99.8% .....................................                           654,432,818
  OTHER ASSETS, LESS LIABILITIES 0.2% ........................................................                             1,284,835
                                                                                                                      --------------
  NET ASSETS 100.0% ..........................................................................                        $  655,717,653
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 66.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
IDAR     - Industrial Development Authority Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006 (unaudited)

                                          -------------------------------------------------------------------
                                                                  FRANKLIN         FRANKLIN
                                              FRANKLIN           CALIFORNIA       CALIFORNIA      FRANKLIN
                                             CALIFORNIA      INTERMEDIATE-TERM   LIMITED-TERM    CALIFORNIA
                                          INSURED TAX-FREE        TAX-FREE         TAX-FREE      TAX-EXEMPT
                                            INCOME FUND         INCOME FUND       INCOME FUND    MONEY FUND
                                          -------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost .............................   $  1,846,189,148   $     465,572,175   $ 10,359,821   $ 654,432,818
                                          ===================================================================
     Value ............................   $  1,987,186,913   $     478,910,495   $ 10,282,196   $ 654,432,818
   Cash ...............................             10,130              19,266         90,811          49,885
   Receivables:
     Capital shares sold ..............          1,527,222             541,628            243       1,240,176
     Interest .........................         27,764,571           6,386,011        133,482       3,887,681
                                          -------------------------------------------------------------------
       Total assets ...................      2,016,488,836         485,857,400     10,506,732     659,610,560
                                          -------------------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ..          4,315,550           1,850,000             --              --
     Capital shares redeemed ..........          2,061,909           1,546,215         52,221       3,339,298
     Affiliates .......................          1,292,343             307,134          2,925         287,970
     Distributions to shareholders ....          1,932,170             419,674          6,733         203,287
   Accrued expenses and other
      liabilities .....................             63,754              25,852          3,110          62,352
                                          -------------------------------------------------------------------
       Total liabilities ..............          9,665,726           4,148,875         64,989       3,892,907
                                          -------------------------------------------------------------------
         Net assets, at value .........   $  2,006,823,110   $     481,708,525   $ 10,441,743   $ 655,717,653
                                          ===================================================================
Net assets consist of:
   Paid-in capital ....................   $  1,867,977,145   $     471,317,950   $ 10,717,475   $ 655,757,410
   Undistributed net investment
      income (loss) ...................             68,152              89,085          6,482              --
   Net unrealized appreciation
      (depreciation) ..................        140,997,765          13,338,320        (77,625)             --
   Accumulated net realized gain
      (loss) ..........................         (2,219,952)         (3,036,830)      (204,589)        (39,757)
                                          -------------------------------------------------------------------
         Net assets, at value .........   $  2,006,823,110   $     481,708,525   $ 10,441,743   $ 655,717,653
                                          ===================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006 (unaudited)

                                          -------------------------------------------------------------------
                                                                FRANKLIN          FRANKLIN
                                              FRANKLIN         CALIFORNIA         CALIFORNIA      FRANKLIN
                                             CALIFORNIA      INTERMEDIATE-TERM   LIMITED-TERM    CALIFORNIA
                                          INSURED TAX-FREE       TAX-FREE          TAX-FREE      TAX-EXEMPT
                                            INCOME FUND        INCOME FUND       INCOME FUND     MONEY FUND
                                          -------------------------------------------------------------------
CLASS A:
   Net assets, at value ...............   $  1,802,335,366   $    453,630,007   $  10,441,743   $ 655,717,653
                                          ===================================================================
   Shares outstanding .................        141,800,882         39,365,957       1,059,031     655,742,847
                                          ===================================================================
   Net asset value per share a ........   $          12.71   $          11.52   $        9.86   $        1.00
                                          ===================================================================
   Maximum offering price per share
      (net asset value per share /
      95.75%, 97.75%, 97.75%, and 100%,
      respectively) ...................   $          13.27   $          11.79   $       10.09   $        1.00
                                          ===================================================================
CLASS B:
   Net assets, at value ...............   $     66,282,275
                                          ================
   Shares outstanding .................          5,189,710
                                          ================
   Net asset value and maximum
      offering price per share a ......   $          12.77
                                          ================
CLASS C:
   Net assets, at value ...............   $    138,205,469   $     28,078,518
                                          ===================================
   Shares outstanding .................         10,769,778          2,431,609
                                          ===================================
   Net asset value and maximum
      offering price per share a ......   $          12.83   $          11.55
                                          ===================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2006 (unaudited)

                                                           -----------------------------------------------------------------------
                                                               FRANKLIN     FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA    FRANKLIN
                                                              CALIFORNIA     INTERMEDIATE-TERM       LIMITED-TERM       CALIFORNIA
                                                           INSURED TAX-FREE       TAX-FREE             TAX-FREE         TAX-EXEMPT
                                                             INCOME FUND         INCOME FUND          INCOME FUND       MONEY FUND
                                                           -----------------------------------------------------------------------
Investment income:
   Interest .........................................      $     48,902,939  $        10,732,688  $           170,653  $11,001,950
                                                           -----------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ........................             4,620,100            1,215,402               26,935    1,564,360
   Administrative fees (Note 3b) ....................                    --                   --               10,774           --
   Distribution fees: (Note 3c)
      Class A .......................................               901,865              230,409                8,077           --
      Class B .......................................               219,983                   --                   --           --
      Class C .......................................               444,065               83,509                   --           --
   Transfer agent fees (Note 3e) ....................               266,872               81,084                2,423      137,481
   Custodian fees ...................................                14,690                3,679                   82        4,713
   Reports to shareholders ..........................                35,587               11,555                  188       16,562
   Registration and filing fees .....................                 3,174                5,752                1,329        1,740
   Professional fees ................................                23,599               11,128                7,342       10,113
   Trustees' fees and expenses ......................                23,997                6,114                  368        6,106
   Other ............................................                49,455               30,891                5,298       33,927
                                                           -----------------------------------------------------------------------
         Total expenses .............................             6,603,387            1,679,523               62,816    1,775,002
         Expenses waived/paid by affiliates
            (Note 3f) ............................                       --                   --              (35,880)          --
                                                           -----------------------------------------------------------------------
            Net expenses ............................             6,603,387            1,679,523               26,936    1,775,002
                                                           -----------------------------------------------------------------------
               Net investment income ................            42,299,552            9,053,165              143,717    9,226,948
                                                           -----------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ........             1,674,272             (451,343)              (8,600)          --
   Net change in unrealized appreciation
      (depreciation) on investments .................            41,516,393           10,035,399               77,265           --
                                                           -----------------------------------------------------------------------
Net realized and unrealized gain (loss) .............            43,190,665            9,584,056               68,665           --
                                                           -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ..................................      $     85,490,217     $     18,637,221  $           212,382  $ 9,226,948
                                                           =======================================================================


                                                         Semiannual Report  |
 The accompanying notes are an integral part of these financial statements. | 69

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                       --------------------------------------------------------------------
                                                                                                FRANKLIN CALIFORNIA
                                                           FRANKLIN CALIFORNIA INSURED           INTERMEDIATE-TERM
                                                             TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                       --------------------------------------------------------------------
                                                       SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                       DECEMBER 31, 2006    YEAR ENDED     DECEMBER 31, 2006   YEAR ENDED
                                                          (UNAUDITED)      JUNE 30, 2006      (UNAUDITED)     JUNE 30, 2006
                                                       --------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................  $      42,299,552  $    84,802,971  $       9,053,165  $  18,016,771
      Net realized gain (loss) from investments .....          1,674,272        3,176,524           (451,343)      (628,704)
      Net change in unrealized appreciation
         (depreciation) on investments ..............         41,516,393      (70,002,864)        10,035,399    (15,917,910)
                                                       --------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............         85,490,217       17,976,631         18,637,221      1,470,157
                                                       --------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income: ........................
         Class A ....................................        (38,063,828)     (75,973,378)        (8,582,358)   (16,979,691)
         Class B ....................................         (1,260,856)      (2,755,237)                --             --
         Class C ....................................         (2,495,541)      (4,878,248)          (433,422)      (731,140)
                                                       --------------------------------------------------------------------
   Total distributions to shareholders ..............        (41,820,225)     (83,606,863)        (9,015,780)   (17,710,831)
                                                       --------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................         11,880,819       29,461,839        (19,025,131)    25,665,201
         Class B ....................................         (4,155,051)      (6,675,179)                --             --
         Class C ....................................          1,661,066        8,767,960          2,392,849      6,873,745
                                                       --------------------------------------------------------------------
   Total capital share transactions .................          9,386,834       31,554,620        (16,632,282)    32,538,946
                                                       --------------------------------------------------------------------
   Redemption fees ..................................              5,527              670              1,417          2,648
                                                       --------------------------------------------------------------------
            Net increase (decrease) in net assets ...         53,062,353      (34,074,942)        (7,009,424)    16,300,920
Net assets:
   Beginning of period ..............................      1,953,760,757    1,987,835,699        488,717,949    472,417,029
                                                       --------------------------------------------------------------------
   End of period ....................................  $   2,006,823,110  $ 1,953,760,757  $     481,708,525  $ 488,717,949
                                                       ====================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of period ....................................  $          68,152  $      (411,175) $          89,085  $      51,700
                                                       ====================================================================


70 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      ----------------------------------------------------------------------
                                                            FRANKLIN CALIFORNIA                   FRANKLIN CALIFORNIA
                                                               LIMITED-TERM                            TAX-EXEMPT
                                                            TAX-FREE INCOME FUND                       MONEY FUND
                                                      ----------------------------------------------------------------------
                                                       SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                      DECEMBER 31, 2006    YEAR ENDED      DECEMBER 31, 2006    YEAR ENDED
                                                         (UNAUDITED)      JUNE 30, 2006       (UNAUDITED)      JUNE 30, 2006
                                                      ----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .........................     $     143,717     $     304,253      $   9,226,948     $  15,417,985
    Net realized gain (loss) from investments .....            (8,600)         (195,989)                --                --
    Net change in unrealized appreciation
      (depreciation) on investments ...............            77,265          (12,763)                 --                --
                                                      ----------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ...............           212,382            95,501          9,226,948        15,417,985
                                                      ----------------------------------------------------------------------
  Distributions to shareholders from net
    investment income .............................          (146,784)         (309,451)        (9,226,948)      (15,443,179)
  Capital share transactions (Note 2) .............          (773,047)       (4,954,835)        45,124,618       (77,503,087)
                                                      ----------------------------------------------------------------------
        Net increase (decrease) in net assets .....          (707,449)       (5,168,785)        45,124,618       (77,528,281)
Net assets:
  Beginning of period .............................        11,149,192        16,317,977        610,593,035       688,121,316
                                                      ----------------------------------------------------------------------
  End of period ...................................     $  10,441,743     $  11,149,192      $ 655,717,653     $ 610,593,035
                                                      ======================================================================
Undistributed net investment income included in
  net assets:
  End of period ...................................     $       6,482     $       9,549      $          --     $          --
                                                      ======================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four funds (the Funds). All Funds are diversified, except the Franklin California Intermediate-Term Tax-Free Income Fund. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------------
CLASS A                           CLASS A & CLASS C                        CLASS A, CLASS B & CLASS C
---------------------------------------------------------------------------------------------------------------
Franklin California Limited-Term  Franklin California Intermediate-Term    Franklin California Insured Tax-Free
   Tax-Free Income Fund              Tax-Free Income Fund                     Income Fund
Franklin California Tax-Exempt
   Money Fund

The following summarizes the funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


72 | Semiannual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.


                                                          Semiannual Report | 73

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE (CONTINUED)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                    ----------------------------------------------------------
                                                       FRANKLIN CALIFORNIA            FRANKLIN CALIFORNIA
                                                             INSURED                   INTERMEDIATE-TERM
                                                       TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                    ----------------------------------------------------------
                                                       SHARES         AMOUNT          SHARES        AMOUNT
                                                    ----------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2006
  Shares sold ...................................     7,621,372   $   96,346,415     3,140,995   $  36,123,861
  Shares issued in reinvestment
    of distributions ............................     1,717,037       21,710,535       464,580       5,339,325
  Shares redeemed ...............................    (8,398,271)    (106,176,131)   (5,275,512)    (60,488,317)
                                                    ----------------------------------------------------------
  Net increase (decrease) .......................       940,138   $   11,880,819    (1,669,937)  $ (19,025,131)
                                                    ==========================================================


74 | Semiannual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           --------------------------------------------------------------
                                                                FRANKLIN CALIFORNIA              FRANKLIN CALIFORNIA
                                                                     INSURED                      INTERMEDIATE-TERM
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                           --------------------------------------------------------------
                                                              SHARES           AMOUNT           SHARES         AMOUNT
                                                           --------------------------------------------------------------
CLASS A SHARES: (CONTINUED)
Year ended June 30, 2006
  Shares sold ..........................................     16,458,137   $   208,133,962      8,873,205   $  101,823,002
  Shares issued in reinvestment of distributions .......      3,356,852        42,468,834        894,985       10,276,725
  Shares redeemed ......................................    (17,500,212)     (221,140,957)    (7,538,142)     (86,434,526)
                                                           --------------------------------------------------------------
  Net increase (decrease) ..............................      2,314,777   $    29,461,839      2,230,048   $   25,665,201
                                                           ==============================================================
CLASS B SHARES:
Six months ended December 31, 2006
  Shares sold ..........................................          6,244   $        79,534
  Shares issued in reinvestment of distributions .......         65,603           833,314
  Shares redeemed ......................................       (398,994)       (5,067,899)
                                                           ------------------------------
  Net increase (decrease) ..............................       (327,147)  $    (4,155,051)
                                                           ==============================
Year ended June 30, 2006
  Shares sold ..........................................         84,583   $     1,079,492
  Shares issued in reinvestment of distributions .......        142,305         1,809,598
  Shares redeemed ......................................       (753,255)       (9,564,269)
                                                           ------------------------------
  Net increase (decrease) ..............................       (526,367)  $    (6,675,179)
                                                           ==============================
CLASS C SHARES:
Six months ended December 31, 2006
  Shares sold ..........................................        980,468   $    12,534,794        377,675   $    4,352,475
  Shares issued in reinvestment of distributions .......        115,207         1,470,489         21,611          248,932
  Shares redeemed ......................................       (967,487)      (12,344,217)      (191,508)      (2,208,558)
                                                           --------------------------------------------------------------
  Net increase (decrease) ..............................        128,188   $     1,661,066        207,778   $    2,392,849
                                                           ==============================================================
Year ended June 30, 2006
  Shares sold ..........................................      1,977,989   $    25,260,241      1,143,292   $   13,189,043
  Shares issued in reinvestment of distributions .......        225,829         2,883,383         39,533          454,684
  Shares redeemed ......................................     (1,520,721)      (19,375,664)      (589,548)      (6,769,982)
                                                           --------------------------------------------------------------
  Net increase (decrease) ..............................        683,097   $     8,767,960        593,277   $    6,873,745
                                                           ==============================================================


                                                          Semiannual Report | 75

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                       --------------------------------------------------
                                                           FRANKLIN CALIFORNIA        FRANKLIN CALIFORNIA
                                                              LIMITED-TERM                 TAX-EXEMPT
                                                           TAX-FREE INCOME FUND            MONEY FUND
                                                       --------------------------------------------------
                                                         SHARES          AMOUNT              AMOUNT
                                                       --------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2006
   Shares sold .....................................      169,721    $   1,670,331    $       265,724,852
   Shares issued in reinvestment of distributions ..       10,113           99,611              9,111,422
   Shares redeemed .................................     (258,217)      (2,542,989)          (229,711,656)
                                                       --------------------------------------------------
   Net increase (decrease) .........................      (78,383)   $    (773,047)   $        45,124,618
                                                       ==================================================
Year ended June 30, 2006
   Shares sold .....................................      528,548    $   5,215,928    $       469,737,284
   Shares issued in reinvestment of distributions ..       19,857          195,828             15,429,953
   Shares redeemed .................................   (1,052,034)     (10,366,591)          (562,670,324)
                                                       --------------------------------------------------
   Net increase (decrease) .........................     (503,629)   $  (4,954,835)   $       (77,503,087)
                                                       ==================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                       Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)     Principal underwriter
Franklin Templeton Investor Services, LLC
  (Investor Services)                                    Transfer agent

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%            Up to and including $100 million
       0.500%            Over $100 million, up to and including $250 million
       0.450%            Over $250 million, up to and including $10 billion
       0.440%            Over $10 billion, up to and including $12.5 billion
       0.420%            Over $12.5 billion, up to and including $15 billion
       0.400%            Over $15 billion, up to and including $17.5 billion
       0.380%            Over $17.5 billion, up to and including $20 billion
       0.360%            In excess of $20 billion


76 | Semiannual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin California Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.500%            Up to and including $100 million
       0.450%            Over $100 million, up to and including $250 million
       0.425%            Over $250 million, up to and including $500 million
       0.400%            In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds except the Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                            ------------------------------------------------------------------
                             FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                  INSURED           INTERMEDIATE-TERM         LIMITED-TERM
                            TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                            ------------------------------------------------------------------
Reimbursement Plans:
Class A .................           0.10%                  0.10%                   --

Compensation Plans:
Class A .................             --                     --                  0.15%
Class B .................           0.65%                    --                    --
Class C .................           0.65%                  0.65%                   --


                                                          Semiannual Report | 77

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                  ------------------------------------------
                                                                   FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                                        INSURED           INTERMEDIATE-TERM
                                                                  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND
                                                                  ------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .................................         $ 202,603             $ 15,448
Contingent deferred sales charges retained ....................         $  73,171             $ 28,558

                                                                  ------------------------------------------
                                                                   FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                                     LIMITED -TERM           TAX-EXEMPT
                                                                  TAX-FREE INCOME FUND       MONEY FUND
                                                                  ------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .................................         $   1,419             $     --
Contingent deferred sales charges retained ....................         $      --             $  1,902

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                         ----------------------------------------------------------------------------------
                         FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA
                               INSURED         INTERMEDIATE-TERM       LIMITED-TERM      FRANKLIN CALIFORNIA
                               TAX-FREE            TAX-FREE             TAX-FREE             TAX-EXEMPT
                             INCOME FUND          INCOME FUND          INCOME FUND           MONEY FUND
                         ----------------------------------------------------------------------------------
Transfer agent fees ..         $ 168,476            $ 50,626             $ 1,672              $ 100,942

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees and Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin California Limited-Term Tax-Free Income Fund. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. FT Services and Advisers may discontinue this waiver at any time.


78 | Semiannual Report

Franklin California Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2006, the capital loss carryforwards were as follows:

                                          ---------------------------------------------------------------
                                          FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                INSURED           INTERMEDIATE-TERM    FRANKLIN CALIFORNIA
                                                TAX-FREE               TAX-FREE            TAX-EXEMPT
                                              INCOME FUND            INCOME FUND           MONEY FUND
                                          ---------------------------------------------------------------
Capital loss carryforwards expiring in:
   2007 ...............................   $                --   $             --       $             4,593
   2008 ...............................                    --             69,184                     9,293
   2009 ...............................             3,841,282            321,166                    21,840
   2010 ...............................                    --            112,465                        --
   2011 ...............................                    --            145,149                        --
   2012 ...............................                    --            865,726                     2,466
   2013 ...............................                    --            421,949                     1,565
                                          ----------------------------------------------------------------
                                          $         3,841,282   $      1,935,639       $            39,757
                                          ================================================================

For tax purposes, realized capital losses occurring, subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2006, the Franklin California Intermediate-Term Tax-Free Income Fund and the Franklin California Limited-Term Tax-Free Income Fund deferred realized capital losses of $649,848 and $195,989, respectively.

At December 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    -------------------------------------------
                                                     FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                           INSURED           INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    -------------------------------------------
Cost of investments ............................    $      1,845,128,011   $        465,535,706
                                                    ===========================================

Unrealized appreciation ........................    $        142,118,107   $         13,783,872
Unrealized depreciation ........................                 (59,205)              (409,083)
                                                    -------------------------------------------
Net unrealized appreciation (depreciation) .....    $        142,058,902   $         13,374,789
                                                    ===========================================

                                                    ------------------------------------------
                                                    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                       LIMITED-TERM            TAX-EXEMPT
                                                    TAX-FREE INCOME FUND       MONEY FUND
                                                    ------------------------------------------
Cost of investments ............................    $         10,359,821   $       654,432,818
                                                    ==========================================

Unrealized appreciation ........................    $                439   $                --
Unrealized depreciation ........................                 (78,064)                   --
                                                    ==========================================

Net unrealized appreciation (depreciation) .....    $            (77,625)  $                --
                                                    ==========================================


                                                          Semiannual Report | 79

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2006, were as follows:

                                     ------------------------------------------------------------------
                                      FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                            INSURED           INTERMEDIATE-TERM        LIMITED-TERM
                                     TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                     ------------------------------------------------------------------
Purchases ........................       $ 67,072,222           $ 14,664,596           $ 1,256,568
Sales ............................       $ 64,985,025           $ 33,159,470           $ 1,165,090

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.


80 | Semiannual Report

Franklin California Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 81

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


82 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                Michigan 7
Arizona                Minnesota 7
California 8           Missouri
Colorado               New Jersey
Connecticut            New York 8
Florida 8              North Carolina
Georgia                Ohio 7
Kentucky               Oregon
Louisiana              Pennsylvania
Maryland               Tennessee
Massachusetts 7        Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2006 02/07


        ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

        ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

        ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

        ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

        ITEM 6. SCHEDULE OF INVESTMENTS. N/A

        ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

        ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

        ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


        ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

        ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

        ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007


By /S/GALEN G. VETTER
   ------------------
Galen G. Vetter
Chief Financial Officer
Date  February 27, 2007